Exhibit 10.21

U.S. DEPARTMENT OF AGRICULTURE

FOREST SERVICE

CONTRACT NO.:	1202SA21G5100

PROJECT:	R-1 CALL-WHEN-NEEDED
LIGHT FIXED WING -ATGS

CONTRACTOR:	BRIDGER AEROSPACE
90 AVIAITION LANE
BELGRADE, MT 59714

Phone: 575-749-5312
Fax:

AWARDING OFFICE:	U.S. FOREST SERVICE - CONTRACTING
NATIONAL INTERAGENCY FIRE CENTER
OWYHEE BUILDING - MS 1100
3833 S DEVELOPMENT AVE
BOISE, ID 83705-5384

DAVID HERSHEY
CONTRACTING OFFICER
Phone: 208-387-5627
Fax: 208-387-5384
DAVID.HERSHEY@USDA.GOV

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

STANDARD FORM 1449

SECTION A - SUPPLIES OR SERVICES AND PRICE

A.1	SCHEDULE OF ITEMS	1
A.2	PROPOSED ADDITIONAL AIRCRAFT	1
A.3	PROPOSED DAILY AVAILABILITY / AVAILABILITY REDUCTION	1
A.4	AIRCRAFT REQUIRMENTS	3
A.5	AGREEMENT PILOT QUALIFICATION	4
A.6	HOME BASE (Base from which aircraft would normally be available)	4
A.7	DIRECTOR OF MAINTENANCE	4
A.8	EXCISE TAXES	5
A.9	PERFORMANCE PERIOD	5
A.10	STANDBY HOURS PER DAY	5
A.11	EXTENDED STANDBY HOURLY RATE	5
A.12	OVERNIGHT STANDARD PER DIEM RATE	5
A-13	APPROVED OPERATIONS AREAS	5
A-14	CONTRACTOR FURNISHED SPECIAL REQUIREMENTS	5
B.1	SCOPE OF AGREEMENT	1
B.2	CERTIFICATIONS	1
B.3	GOVERNMENT FURNISHED PROPERTY	1
B.4	AIRCRAFT REQUIREMENTS	1
B.5	AIRCRAFT MAINTENANCE	5
B.6	AIRCRAFT AND EQUIPMENT SECURITY	7
B.7	AVIONICS REQUIREMENTS	8
B.8	CONTRACTOR-FURNISHED AVIONICS SYSTEMS	8
B.9	AVIONICS INSTALLATION AND MAINTENANCE STANDARDS	18
B.10	OPERATIONS	18
B.11	PERSONNEL	21
B.12	CONDUCT AND REPLACEMENT OF PERSONNEL	22
B.13	SUSPENSION AND REVOCATION OF PERSONNEL	23
B.14	SUBSTITUTION / REPLACEMENT OR ADDITION OF AIRCRAFT	23
B.15	FLIGHT HOUR AND DUTY LIMITATIONS	24
B.16	RELIEF PILOT	25
B.17	PERSONAL PROTECTIVE EQUIPMENT	25
B.18	ACCIDENT PREVENTION AND SAFETY	25
B.19	MISHAPS	26
B.20	INITIAL INSPECTION AND ACCEPTANCE	27
B.21	INITIAL PRE-USE INSPECTION EXPENSES	29
B.22	RE-INSPECTION EXPENSES	29
B.23	INSPECTIONS DURING USE	29
B.24	AUTHORIZED ORDERING ACTIVITIES	29
B.25	ORDERING PROCEDURES	30
B.26	POINT OF HIRE	30
B.27	ASSIGNED WORK LOCATION(S)	30
B.28	REIMBURSEMENT FOR MOBILIZATION AND DEMOBILIZATION COSTS	31
B.29	ORDERING AND PAYMENT FOR ADDITIONAL PILOT	31
B.30	MISCELLANEOUS COSTS TO THE CONTRACTOR	31
B.31	DAILY AVAILABILITY REQUIREMENTS	31

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Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

B.32	UNAVAILABILITY	32
B.33	PAYMENT PROCEDURES	33
B.34	PAYMENT FOR AVAILABILITY	33
B.35	PAYMENT FOR FLIGHT - FLIGHT TIME MEASUREMENT	33
B.36	PAYMENT FOR EXTENDED STANDBY	34
B.37	PAYMENT FOR OVERNIGHT ALLOWANCE	34
B.38	FOOD AND DRINK	35
B.39	CONTRACTOR STAND-DOWN OR DEACTIVATION	35
B.40	COMMERCIAL FILMING AND VIDEOTAPING	35
B.41	CONDITION INSPECTION GUIDELINES RESTRAINT SYSTEMS	36
B.42	DEFINITIONS	37
B.43	ABBREVIATIONS	42
ATTACHMENT 1 - AUX-FM RADIO INTERFACE FS/OAS A-17		47
ATTACHMENT 2 - FS/AMD A-24 AVIONICS OPERATIONAL TEST STANDARDS (Rev D) (Oct 2010)		45
ATTACHMENT 3 - AIRPLANE PILOT QUALIFICATIONS AND APPROVAL RECORD		59
ATTACHMENT 4 - ADDITIONAL ASSISTANCE		60
ATTACHMENT 5 - CWN LFW PREUSE INSPECTION FORM		61
ATTACHMENT 6 - AIRPLANE APPROXIMATE FUEL CONSUMPTION RATES FOR SELECTED AIRCRAFT		62
ATTACHMENT 7 - WAGE DETERMINATION		63
ATTACHMENT 8 - PUBLIC AIRCRAFT OPERATIONS DECLARATION		64
ATTACHMENT 9 - CPARS EVALUATION FORM		65
Attachment 10 – INFECTIOUS DISEASE MITIGATION PROCEDURES		70
D.1	52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)	72
D.2	CONTRACT TERMS AND CONDITIONS - COMMERCIAL ITEMS (52.212.4) (DEVIATION 2017-1) (OCT 2018)	72
D.3	ADDENDUM TO 52.212-4 CONTRACT TERMS AND CONDITIONS - COMMERCIAL ITEMS (OCT 2018) CLAUSES INCORPORATED BY REFERENCE	78
D.4	CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS -- COMMERCIAL ITEMS (52.212-5) (AUG 2020)	78
D.5	STATEMENT OF EQUIVALENT RATES FOR FEDERAL HIRES (FAR 52.222-42) (MAY 2014)	86
D.6	AVAILABILITY OF FUNDS (FAR 52.232-18) (APR 1984)	87
D.7	PROPERTY AND PERSONAL DAMAGE	87
D.8	NOTICE OF CONTRACTOR PERFORMANCE ASSESSMENT REPORTING SYSTEM (JULY 2010)	87
D.9	INSPECTION AND ACCEPTANCE (AGAR 452.246-70) (FEB 1988)	89
D.10	POST AWARD CONFERENCE (AGAR 452.215-73) (NOV 1996)	89
D.11	AFFIRMATIVE PROCUREMENT OF BIO BASED PRODUCTS UNDER SERVICE AND CONSTRUCTION CONTRACT (FAR 52.223-2) (SEPT 2013)	89
D.12	CONTRACTOR AUTHORIZED SIGNATURES	90
D.13	OPTION TO EXTEND SERVICES (FAR 52.217-8) (NOV 1999)	90
D.14	YEARLY PRICE ADJUSTMENT AGREEMENTS	90
D.15	RESERVED	90
E.1	INSTRUCTIONS TO OFFERORS—COMMERCIAL ITEMS (FAR 52.212-1) (Jun 2020) (TAILORED)	91
E.2	EVALUATION-COMMERCIAL ITEMS (FAR 52.212-2) (OCT 2014) (TAILORED)	96
E.3	AWARD PROCESS	97

ii

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

E.4	OFFEROR REPRESENTATIONS AND CERTIFICATIONS—COMMERCIAL ITEMS (FAR
	52.212-3) (Jun 2020)	97
E.5	CERTIFICATION REGARDING RESPONSIBILITY MATTERS (FAR 52.209-5) (OCT 2015) 118
E.6	INFORMATION REGARDING RESPONSIBILITY MATTERS (FAR 52.209-7) (OCT 2018)	121

Exhibit.1	PAST PERFORMANCE INFORMATION	123
Exhibit.2	SAFETY MANAGEMENT SYSTEM (SMS) COMPONENTS QUESTIONNAIRE	124
Exhibit.3	SUMMARY OF ACCIDENTS	127
Exhibit.4	AIRPLANE PILOT QUALIFICATIONS AND APPROVAL RECORD	128
Exhibt.5- LIGHT FIXED WING MISSION SAFETY BRIEFING BULLET TOPICS		129

iii

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS 1. REQUISITION NUMBER PAGE 1 OF 129 OFFEROR TO COMPLETE BLOCKS 12, 17, 23, 24, & 30 2. CONTRACT NO. 3. AWARD/EFFECTIVE 4 . ORDER NUMBER 5. SOUCITATION NUMBER 6. SOUCITATION ISSUE DATE DATE 12024B20Q91 02 1202SA21G5100 see 3tc 08/27/2020 a. NAME b. TELEPHONE NUMBER (No collect 8. OFFER DUE DATE/ 7. FOR SOLICITATION calls) LOCAL TIME INFORMATION CALL: ~ David P. Hershey (208) 387 5627 10/09/2020, 1400 MST 9. ISSUED BY CODE I 10. THIS ACQUISITION IS 0 UNRESTRICTED OR C8J SET AS DE 100% FOR: WOMEN OWNED SMALL BUSINESS NATIONAL INTERAGENCY FIRE CENTER ~SMAUL BUSINESS 0 (WOSB) ELIGIBLE UNDER THE WOMEN OWNED U.S. FOREST SERVICE CONTRACTING SMAUL BUS NESS PROGRAM 0 HUBZONE SMAILL 0 ECONOMICALLY DISADVANTAGED NAICS: 481212 OWYHEE BUILDING MS 1100 WOMEN OWNED SMALL BUSINESS BUSINESS (EDWOSB) 3833 S. DEVELOPMENT AVE SIZE STANDARD O SERVICE DISABLED BOISE, ID 83705 5354 VETERAN OWNED 0 8 (A) 1500 Employees SMAUL BUSINESS 11. D ELIVERY FOR FOB D ESTINA 12. D ISCOUNT TERMS 13b. RATING TON UNLESS BLOCK IS 0 MARKED 13a. THIS CONTRACT IS A RATED ORDER UNDER 14. METHOD OF SOLICITATION ~SEE SCHEDULE DPAS (15 C FR 700) ~RFQ 0 IFB 0 RFP 15. DELIVER TO CODE 16. ADMINISTERED BY CODE I NATIONAL INTERAGENCY FIRE CENTER U.S. FOREST SERVICE CONTRACTING OWYHEE BUILDING MS 1100 3833 S. DEVELOPMENT AVE BOISE, ID 83705 5354 17a. CONTRACTOR! CODE I I FACIUTY I 18a. PAYMENT W ILL BE MADE BY CODE I OFFEROR CODE ALBUQU ERQUE SERVICE CENTER Mountain Air d/b/a Bridger Aerospace 90 Aviation Ln INCIDENT BUSINESS CONTRACTS Belgrade, MT 59714 101B SUN AVENUE, NE TELEPHONE NO. 57~74~5312 NINE DIGIT DUNS NO. 861081760 ALBUQU ERQUE, NM 87109 0 17b CHECK IF REMITTANCE IS D FFERENT AND PUT SUCH ADDRESS IN 18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW OFFER IS CHECKED 0 SEE ADDENDUM 19. 20. 21 . 22. 23. 24. ITEM NO. SCHEDULE OF SUPPLIES/SERVICES QUANTITY UNIT UNIT PRICE AMOUNT SEE SECTION B (ATIACHED) CALL WHEN NEEEDED FIXED WING AIRCRAFT FOR ATGS MISSIONS (USFS REGION 1) 25. ACCOUNTING AND APPROPRIATION DATA 26. TOTAL AWARD AMOUNT (For Govt. Use Only) ~27a. SOLICITATION NCORPORATES BY REFERENCE FAR 52.212 1, 52.212 4. FAR 52 212 3 AND 52.212 5 ARE ATTACHED. ADDENDA ~ARE 0 ARE NOT ATTACHED 0 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212 4. FAR 52.212 5 IS ATTACHED. ADDENDA 0 ARE 0 ARE NOT ATTACHED ~28. CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN COPIES TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AN~D.....ii . 0 29. AWARD OF CONTRACT: REF. OFFER DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY DATED . YOUR OFFER ON SOLICITATION (BLOCK ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED 5), NCLUD NG ANY ADDITIONS OR CHANGES WHICH ARE SET HEREIN. FORTH HERE N, IS ACCEPTED AS TO ITEMS: 30a. SIGNATURE OF OFFEROR/CONTRACTOR Cathrine Cooper, Contract Manager

1 1. CONTRACT ID CODE PAGE IF PAGES AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1 2 2. AMENDMENT/MODIFICATION NO. 3. EFFECTIVE DATE 4. REQUISITION/PURCHASE REQ. NO. 1 5. PROJECT NO. (It applicable) Amendment 0002 13 October 2020 6. ISSUED BY CODE 024B 7. ADMINISTERED BY (It other than tem 6 CODE U.S. FOREST SERVICE CONTRACTING NATIONAL INTERAGENCY FIRE CENTER Same as Item 6 3833 S. DEVELOPMENT AVE- OWYHEE BLDG-MS 1100 BOISE, ID 83705 53548. NAME AND ADDRESS OF CONTRACTOR (No., street. county, State and ZIP Code) 9A. AMENDMENT OF SOLICITATION NO. 12024B20Q91 02 D 9B. DATED (SEE ITEM 11) 10A. MODIFICATION OF CONTRACT/ORDER NO. ~ 10B . DATED (SEE ITEM 13) CODE I FACILITY CODE 27 August 2020 11 . THIS ITEM APPLIES ONLY T O AME NDMENTS OF SOLICITATIONS ~The above numbered solicita ion is amended as set forth in Item 14. The hour and date specified<l for receipt of Offers 0 is extended, ~is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicit ion or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER If by virtue of this amendment you desire to change an offer already submitted, such change may be ma<le by telegram or letter, provide<l each telegram or letter makes reference to the sonication this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (if required) 13. T HIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS D ESCRIBED IN ITEM 14. CHECK ONE A. THIS CHANGE ORDER IS PURSUANT TO: (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. D B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, D appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.212.4 (c) D D. OTHER (specify type of modification and authority) D E. IMPORTANT : Contractor D is not, ~ is required to sign this document and return 1 copy to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by cuff section headings, inducing soficijationt contract subject matter where feasible.) Call When Needed Light Fixed W in Air Attack PURPOSE OF THIS AMENDMENT: Answer vendor questions and attach a conformed solicitation “12024B20Q91 02 conformed to Amendment 0002” See following page. Except as provide<l herein, all terms and condoning of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged<l and in full force and effect. 15A. NAME AND T ITLE OF SIGNER (Type or print) 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

1 1. CONTRACT ID CODE PAGE IFPAGES AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT 1 2 2. AMENDMENT/MODIFICAT ION NO. 3. EFFECTIV E DATE 4. REQU IS ITION/PURCHASE REQ. NO. 1 5. PROJ ECT NO. (It applicable) Amendment 0003 21 October 2020 6. 1SSUED BY CODE 024B 7. ADMINISTERED BY (It other than tern 6J CODE U.S. FOREST SERVICE CONTRACTING NATIONAL INERAGENCY FIRE CENTER Same as Item 6 3833 S. DEVELOPMENT AVE OWYHEE BLDG MS 1100 BOISE, ID 83705 5354 8. NAME AND ADDRESS OF CONTRACTOR (No. street. county, state and ZIP Code) 9A. AMENDMENT OF SOLICITATION NO. 12024B20Q91 02 D 9B. DATED (SEE ITEM 11) 10A. MODIFICATION OF CONTRACT/ORDER NO. ~ 10B. DATED (SEE ITEM 13) CODE I FACILITY CODE 27 August 2020 11. THIS ITEM APPLIES ONLY T O AME NDMENTS OF SOLICITATIONS ~The above numbered solicit ion is amended as set forth in Item 14. The hour and date specified<l for receipt of Offers 0 is extended, ~is not extended. Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicit ion or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning _ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER If by virtue of this amendment you desire to change an offer already submitted, such change may be ma<le by telegram or letter, provided each telegram or letter makes reference to the sonication this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (if required) 13. T HIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NUMBER AS D ESCRIBED IN ITEM 14. CHECK ONE A. THIS CHANGE ORDER IS PURSUANT TO: (specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. D B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, D appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b). C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.212.4 (c) D D. OTHER (specify type of modification and authority) D E. IMPORTANT: Contractor D is not, ~ is required to sign this document and return 1 copy to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by cuff section headings, inducing soficijationt contract subject matter where feasible.) Call When Needed Light Fixed W wing Air Attack PURPOSE OF THIS AMENDMENT: To revise section A 14 to remove the requirement for the radar altimeter and the air conditioning. See below for details and this is also included in the conformed solicitation “12024B20Q91 02 conformed to amendment 0003”, uploaded with this amendment. Except as provide<l herein, all terms and condnions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged<l and in full force and effect. 15A. NAME AND TIT LE OF SIGNER (Type or print) 16A. NAME AND T ITLE OF CONT RACTING OFFICER (Type or print)

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE A

SUPPLIES OR SERVICES AND PRICE

A.1	SCHEDULE OF ITEMS

This is a Basic Ordering Agreement (BOA) for fully operated and maintained light fixed wing aircraft services, on a Call-When-Needed (CWN) basis, for the air tactical group supervision mission in behalf of the Northern Rockies Region 1. Aircraft shall meet the requirements of this schedule and the specifications included herein. Offerors shall list each aircraft to be considered for award. Awards will not be made for aircraft not considered suitable for the Government’s need, or at prices determined to be unreasonable.

It is the intent of this solicitation to award multiple Basic Ordering Agreements (BOA’s). These

BOA’s will be for a term of 48 months. The Government will be re-soliciting every 24 months to allow for additional contractors the opportunity to be awarded an agreement. As a part of this process, we will request prices for the next 25 month interval for aircraft already on existing agreements. Award of BOA’s will be made to offerors proposing reasonable prices and submitting technically acceptable proposals. The Government will determine price reasonableness based on historical pricing.

Light Fixed Wing Inspections (carding) — Inspections may take place at the vendor’s facility or host base or at a location agreed to with the Agency Maintenance Inspectors.

A.2	PROPOSED ADDITIONAL AIRCRAFT

Offeror(s) have the option to propose additional aircraft which may be added to this agreement at a later date. These aircraft need not be available or mission ready at the time of award. The following minimum information is needed:

(1)	The make/model/year/tail number of the aircraft.

(2)	The proposed flight rate(s) of the aircraft.

(3)	The proposed daily availability rate(s) of the aircraft.

(4)	Estimated date when resource will be mission ready.

These additional aircraft may be added at the discretion of the Regional Aviation Officer (RAO) and the Contracting Officer (CO) and only by modification of the original agreement. When proposing additional aircraft place an *AA after “item” on the aircraft proposal sheet.

Note: If continuance of this BOA is considered to be in the Government’s best interest, the Government will notify Contractors 30 days prior to the annual renewal that they may revise pricing.

A.3	PROPOSED DAILY AVAILABILITY / AVAILABILITY REDUCTION

Offeror(s) shall propose a daily availability (AV) rate for each proposed aircraft using the table below.

1

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE A

SUPPLIES OR SERVICES AND PRICE

Solicitation No.12024B20Q91 02 U.S. Forest Service Region 1 ATGS CWN Light Fixed Wing Aircraft National Office SCHEDULE A SUPPLIES OR SERVICES AND PRICE Offertory are instructed to complete one schedule for each aircraft offered. Aircraft Make: Aero (Tw in) Commander Aircraft Model: AC 690A Manufactured Year: 1975 Aircraft Tail Number: N162AL Empty Weight: _ 6_ 7 4 _8 ______ _ Certified Max Gross Weight: _ 1_ 0_ 30 _0 ______ _ Number of Seats: 6 Pressurized? (Yes or No): _ Y_e_s__________ __ Horsepower per engine: _ 7_ 1_ 7_ .5______ __ Date aircraft would be mission ready: Ready PRICING INFORMATION ITEM 6 MONTH DESCRIPTION UNIT(S) YEAR 1 YEA R 2 YEAR 3 YEA R 4 1 EXTEND 1.a AVAILABILITY RATE FOR DAYS 1 30• 1.b HOURLY FLIGHT RATE•• 1.c RATE FORAN ADDITIONAL PILOT 1.d EXTENDED STANDBY (PER Hour•• 1.e MISCELLANEOUS CHARGEs· · 1.f TIME AND MATERIAL CLIN 1.i TRAVEL As directed by the Govt. law the FTRs. *The Daily Availability Rate shall be evenly divisible by 56. ** The Hourly Flight Rate will be subject to adjustment in accordance with (law) the terms of D .13 (Economic Price Adjustment Specified Flight Rate Agreements). Refer to Attachment No. 6 for applicable gallons per hour. ***The Extended Standby Hourly Rate will be subject to adjustment in accordance with the terms of D.15 (Extended Standby Hourly Rate). ****Miscellaneous charges examples are airport landing fees, tie down charges, hanger rental, etc.

2

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE A

SUPPLIES OR SERVICES AND PRICE

Solicitation No.12024B20Q91 02 U.S. Forest Service Region 1 ATGS CWN Light Fixed Wing Aircraft National Office SCHEDULE A SUPPLIES OR SERVICES AND PRICE Offertory are instructed to complete one schedule for each aircraft offered. Aircraft Make: Oust Aircraft Model: Kodiak 100 Manufactured Year: 2016 Aircraft Tail Number: N203KQ (AA) Empty Weight: _ 4_ 62_4 ______ _ Certified Max Gross Weight: _ 7_ 2_ 55 ________ _ Number of Seats: 10 Pressurized? (Yes or No): _N _o ____________ _ Horsepower per engine: _ 7_ 5_ 0________ _ Date aircraft would be mission ready: 2/15/21 PRICING INFORMATION ITEM 6 MONTH DESCRIPTION UNIT(S) YEAR 1 YEA R 2 YEAR 3 YEA R 4 1 EXTEND 1.a AVAILABILITY RATE FOR DAYS 1 30• 1.b HOURLY FLIGHT RATE•• 1.c RATE FORAN ADDITIONAL PILOT 1.d EXTENDED STANDBY (PER HOUR) “.. 1.e MISCELLANEOUS CHARGEs··.. 1.f TIME AND MATERIAL CLIN 1.i TRAVEL As directed by the Govt. law the FTRs. *The Daily Availability Rate shall be evenly divisible by 56. ** The Hourly Flight Rate will be subject to adjustment in accordance with (lAW) the terms of D .13 (Economic Price Adjustment Specified Flight Rate Agreements). Refer to Attachment No.6 for applicable gallons per hour. ***The Extended Standby Hourly Rate will be subject to adjustment in accordance with the terms of D.15 (Extended Standby Hourly Rate). ****Miscellaneous charges examples are airport landing fees, tie down charges, hanger rental, etc.

2

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE A

SUPPLIES OR SERVICES AND PRICE

Solicitation No.12024B20Q91 02 U.S. Forest Service Region 1 A TGS CWN Light Fixed Wing Aircraft National Office SCHEDULE A SUPPLIES OR SERVICES AND PRICE Offertory are instructed to complete one schedule for each aircraft offered. Aircraft Make: Quest Aircraft Model: Kodiak 100 Manufactured Year: 2016 Aircraft Tail Number: N200KQ Empty Weight: _4_4_36 ______ _ Certified Max Gross Weight: _7_2_55 ________ _ Number of Seats: 1 0 Pressurized? (Yes or No): _N_o ____________ _ Horsepower per engine: _7_5_0________ _ Date aircraft would be mission ready: 11 /30/20 PRICING INFORMATION ITEM 6 MONTH DESCRIPTION UNIT(S) YEAR 1 YEAR2 YEAR3 YEAR4 1 EXTEND 1.a AVAILABILITY RATE FOR DAYS 1 30• 1.b HOURLY FLIGHT RATE.. RATE FORAN 1.c ADDITIONAL PILOT 1.d EXTENDED STANDBY (PER Hour. 1.e MISCELLANEOUS CHARGEs· · 1.f TIME AND MATERIAL CLIN 1.i TRAVEL As directed by the Govt. law the FTRs. *The Daily Availability Rate shall be evenly divisible by 56. ** The Hourly Flight Rate will be subject to adjustment in accordance with (law) the terms of D .13 (Economic Price Adjustment Specified Flight Rate Agreements). Refer to Attachment No.6 for applicable gallons per hour. ***The Extended Standby Hourly Rate will be subject to adjustment in accordance with the terms of D.15 (Extended Standby Hourly Rate). ****Miscellaneous charges examples are airport landing fees, tie down charges, hanger rental, etc.

2

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE A

SUPPLIES OR SERVICES AND PRICE

Solicitation No.12024B20Q91 02 U.S. Forest Service Region 1 ATGS CWN Light Fixed Wing Aircraft National Office SCHEDULE A SUPPLIES OR SERVICES AND PRICE Offertory are instructed to complete one schedule for each aircraft offered. Aircraft Make: Oust Aircraft Model: Kodiak 100 Manufactured Year: 2016 Aircraft Tail Number: N199KQ (AA) Empty Weight: _ 4_ 495 _ _. _ 5 ______ Certified Max Gross Weight: _ 7_ 2_ 55 ________ _ Number of Seats: 10 Pressurized? (Yes or No): _N _o ____________ _ Horsepower per engine: _ 7_ 5_ 0________ _ Date aircraft would be mission ready: 1/ 15/21 PRICING INFORMATION ITEM 6 MONTH DESCRIPTION UNIT(S) YEAR 1 YEA R 2 YEAR 3 YEA R 4 1 EXTEND AVAILABILITY RATE 1.a DAY FOR DAYS 1 30• 1.b HOURLY FLIGHT RATE•• HOUR 1.c RATE FORAN DAY ADDITIONAL PILOT EXTENDED STANDBY 1.d HOUR (PER HOUR)”.. 1.e MISCELLANEOUS E ach CHARGEs··.. last 1.f TIME AND MATERIAL CLIN 1.i TRAVEL As directed by the Govt. lAW the FTRs. *The Daily Availability Rate shall be evenly divisible by 56. ** The Hourly Flight Rate will be subject to adjustment in accordance with (lAW) the terms of D .13 (Economic Price Adjustment Specified Flight Rate Agreements). Refer to Attachment No.6 for applicable gallons per hour. ***The Extended Standby Hourly Rate will be subject to adjustment in accordance with the terms of D.15 (Extended Standby Hourly Rate). ****Miscellaneous charges examples are airport landing fees, tie down charges, hanger rental, etc.

2

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE A

SUPPLIES OR SERVICES AND PRICE

Solicitation No.12024B20Q91 02 U.S. Forest Service Region 1 ATGS CWN Light Fixed Wing Aircraft National Office SCHEDULE A SUPPLIES OR SERVICES AND PRICE Offerors are instructed to complete one schedule for each aircraft offered. Aircraft Make: Aero (Tw in) Commander Aircraft Model: AC 6908 Manufactured Year: 1979 Aircraft Tail Number: N71AA Empty Weight: _ 6_ 892 _ ______ _ Certified Max Gross Weight: _ 1_ 0_ 37 _5 ______ __ Number of Seats: 6 Pressurized? (Yes or No): _ Y_e _s__________ __ Horsepower per engine: _ 7_ 1_ 7_ .5 ______ __ Date aircraft would be mission ready: Ready PRICING INFORMATION ITEM 6 MONTH DESCRIPTION UNIT(S) YEAR 1 YEA R 2 YEAR 3 YEA R 4 1 EXTEND 1.a AVAILABILITY RATE FOR DAYS 1 30• 1.b HOURLY FLIGHT RATE•• 1.c RATE FORAN ADDITIONAL PILOT 1.d EXTENDED STANDBY (PER HOUR•• 1.e MISCELLANEOUS CHARGEs· · 1.f TIME AND MATERIAL CLIN 1.i TRAVEL As directed by the Govt. lAW the FTRs. *The Daily Availability Rate shall be evenly divisible by 56. **The Hourly Flight Rate will be subject to adjustment in accordance with (lAW) the terms of D.13 (Economic Price Adjustment Specified Flight Rate Agreements). Refer to Attachment No.6 for applicable gallons per hour. ***The Extended Standby Hourly Rate will be subject to adjustment in accordance with the terms of D .15 (Extended Standby Hourly Rate). ****Miscellaneous charges examples are airport landing fees, tie down charges, hanger rental, etc.

2

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE A

SUPPLIES OR SERVICES AND PRICE

Solicitation No.12024B20Q91 02 U.S. Forest Service Region 1 ATGS CWN Light Fixed Wing Aircraft National Office SCHEDULE A SUPPLIES OR SERVICES AND PRICE Offerors are instructed to complete one schedule for each aircraft offered. Aircraft Make: Aero (Tw in) Commander Aircraft Model: AC 690A Manufactured Year: 1975 Aircraft Tail Number: N95LF Empty Weight: _ 6_ 873 _ _1b_ s _____ Certified Max Gross Weight: _ 1_ 0_ 30 _0 ______ _ Number of Seats: 6 Pressurized? (Yes or No): _ Y_e_s__________ __ Horsepower per engine: _ 7_ 1_ 7_ .5______ __ Date aircraft would be mission ready: Ready PRICING INFORMATION ITEM 6 MONTH DESCRIPTION UNIT(S) YEAR 1 YEA R 2 YEAR 3 YEA R 4 1 EXTEND 1.a AVAILABILITY RATE FOR DAYS 1 30• 1.b HOURLY FLIGHT RATE. 1.c RATE FORAN ADDITIONAL PILOT 1.d EXTENDED STANDBY (PER HOUR) “.. 1.e MISCELLANEOUS CHARGES.... 1.f TIME AND MATERIAL CLIN 1.i TRAVEL As directed by the Govt. law the FTRs. *The Daily Availability Rate shall be evenly divisible by 56. ** The Hourly Flight Rate will be subject to adjustment in accordance with (lAW) the terms of D .13 (Economic Price Adjustment Specified Flight Rate Agreements). Refer to Attachment No.6 for applicable gallons per hour. ***The Extended Standby Hourly Rate will be subject to adjustment in accordance with the terms of D.15 (Extended Standby Hourly Rate). ****Miscellaneous charges examples are airport landing fees, tie down charges, hanger rental, etc

2

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE A

SUPPLIES OR SERVICES AND PRICE

Solicitation No.12024B20Q91 02 U.S. Forest Service Region 1 ATGS CWN Light Fixed Wing Aircraft National Office SCHEDULE A SUPPLIES OR SERVICES AND PRICE Offertory are instructed to complete one schedule for each aircraft offered. Aircraft Make: Oust Aircraft Model: Kodiak 100 Manufactured Year: 2016 Aircraft Tail Number: N220QK (AA) Empty Weight: _ 4_ 570 _ ______ _ Certified Max Gross Weight: _ 7_ 2_ 55 ________ _ Number of Seats: 10 Pressurized? (Yes or No): _N _o ____________ _ Horsepower per engine: _ 7_ 5_ 0________ _ Date aircraft would be mission ready: 3/15/21 PRICING INFORMATION ITEM 6 MONTH DESCRIPTION UNIT(S) YEAR 1 YEA R 2 YEAR 3 YEA R 4 1 EXTEND 1.a AVAILABILITY RATE FOR DAYS 1 30• 1.b HOURLY FLIGHT RATE•• 1.c RATE FORAN ADDITIONAL PILOT 1.d EXTENDED STANDBY (PER HOUR) “.. 1.e MISCELLANEOUS CHARGEs··.. 1.f TIME AND MATERIAL CLIN 1.i TRAVEL As directed by the Govt. lAW the FTRs. *The Daily Availability Rate shall be evenly divisible by 56. ** The Hourly Flight Rate will be subject to adjustment in accordance with (lAW) the terms of D .13 (Economic Price Adjustment Specified Flight Rate Agreements). Refer to Attachment No. 6 for applicable gallons per hour. ***The Extended Standby Hourly Rate will be subject to adjustment in accordance with the terms of D.15 (Extended Standby Hourly Rate). ****Miscellaneous charges examples are airport landing fees, tie down charges, hanger rental, etc.

2

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE A

SUPPLIES OR SERVICES AND PRICE

Solicitation No.12024B20Q91 02 U.S. Forest Service Region 1 ATGS CWN Light Fixed Wing Aircraft National Office SCHEDULE A SUPPLIES OR SERVICES AND PRICE Offertory are instructed to complete one schedule for each aircraft offered. Aircraft Make: Aero (Tw in) Commander Aircraft Model: AC 690C Manufactured Year: 1981 Aircraft Tail Number: N840G Empty Weight: _ 7_ 02_6 ______ _ Certified Max Gross Weight: _ 1_ 0_ 37 _5 ______ _ Number of Seats: 6 Pressurized? (Yes or No): _ Yes _s__________ __ Horsepower per engine: _ 7_ 1_ 7_ .5 ______ __ Date aircraft would be mission ready: 11/4/20 PRICING INFORMATION ITEM 6 MONTH DESCRIPTION UNIT(S) YEAR 1 YEA R 2 YEAR 3 YEA R 4 1 EXTEND 1.a AVAILABILITY RATE FOR DAYS 1 30• 1.b HOURLY FLIGHT RATE•• 1.c RATE FORAN ADDITIONAL PILOT 1.d EXTENDED STANDBY (PER HOUR) “.. 1.e MISCELLANEOUS CHARGEs··.. 1.f TIME AND MATERIAL CLIN 1.i TRAVEL As directed by the Govt. law the FTRs. *The Daily Availability Rate shall be evenly divisible by 56. ** The Hourly Flight Rate will be subject to adjustment in accordance with (law) the terms of D .13 (Economic Price Adjustment Specified Flight Rate Agreements). Refer to Attachment No.6 for applicable gallons per hour. ***The Extended Standby Hourly Rate will be subject to adjustment in accordance with the terms of D.15 (Extended Standby Hourly Rate). ****Miscellaneous charges examples are airport landing fees, tie down charges, hanger rental, etc

2

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE A

SUPPLIES OR SERVICES AND PRICE

Solicitation No.12024B20Q91 02 U.S. Forest Service Region 1 ATGS CWN Light Fixed Wing Aircraft National Office SCHEDULE A SUPPLIES OR SERVICES AND PRICE Offerors are instructed to complete one schedule for each aircraft offered. Aircraft Make: Aero (Tw in) Commander Aircraft Model: AC 681 Manufactured Year: 1971 Aircraft Tail Number: N681TC (AA) Empty Weight: _ 6_ 4_19 _1b_ s _____ Certified Max Gross Weight: _ 9_ 4_ 50 ________ _ Number of Seats: 6 Pressurized? (Yes or No): _ Y_e _s__________ __ Horsepower per engine: _ 5_ 7_ 5________ _ Date aircraft would be mission ready: 3/31 /21 PRICING INFORMATION ITEM 6 MONTH DESCRIPTION UNIT(S) YEAR 1 YEA R 2 YEAR 3 YEA R 4 1 EXTEND 1.a AVAILABILITY RATE FOR DAYS 1 30• 1.b HOURLY FLIGHT RATE•• 1.c RATE FORAN ADDITIONAL PILOT 1.d EXTENDED STANDBY (PER HOUR)”.. 1.e MISCELLANEOUS CHARGEs··.. 1.f TIME AND MATERIAL CLIN 1.i TRAVEL As directed by the Govt. law the FTRs. *The Daily Availability Rate shall be evenly divisible by 56. ** The Hourly Flight Rate will be subject to adjustment in accordance with (law) the terms of D .13 (Economic Price Adjustment Specified Flight Rate Agreements). Refer to Attachment No.6 for applicable gallons per hour. ***The Extended Standby Hourly Rate will be subject to adjustment in accordance with the terms of D.15 (Extended Standby Hourly Rate). ****Miscellaneous charges examples are airport landing fees, tie down charges, hanger rental, etc.

2

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE A

SUPPLIES OR SERVICES AND PRICE

A.4	AIRCRAFT REQUIRMENTS

Twin or Single engine turbine or multi engine piston

The aircraft furnished shall have certified power plant and airframe log books and other necessary papers substantiating the maintenance, overhaul, and airworthiness history.

Aircraft Performance Requirements

(a) Aircraft Performance Requirements

(2) Each takeoff shall meet aircraft climb performance requirements of 14 CFR.

(3) Multi engine piston aircraft shall be capable of at least 200 horse power per engine; any engine developing less than 240 horse power shall be turbo/super charged.

(4) Positive single engine rate of climb when equipped for the contract and carrying a pilot weighing 200 lbs., one observer weighing 220 lbs, fuel for 4 hours plus a 30 minute reserve

(5) Cruise speed of 165 knots True Airspeed (multi-engine aircraft only) (TAS) @ 8000 ft. – ISA plus 20

Aircraft. The aircraft shall be in airworthy condition throughout the performance period. All equipment required for original certification shall be installed and operable or be deferrable by a Federal Aviation Administration (FAA) approved Minimum Equipment List (MEL). However, all items required by this agreement may not be placed on an MEL as non-operational unless approved by a government Aviation Maintenance Inspector or the CO. As an example the following equipment, when inoperative, cannot be placed on an MEL with the aircraft continuing to be utilized under agreement.

•	Emergency Locator Transmitter

•	VHF-AM Transceivers

•	P25 Digital VHF-FM Transceivers

•	Transponder and altitude reporting systems

•	Static pressure, altimeter, and automatic altitude reporting systems

All aircraft and installed equipment furnished under this contract shall be operable, free of damage, and in good repair. Aircraft systems and components shall be free of leaks, except within limitations specified by the manufacturer.

The aircraft interior shall be clean and neat. There shall be no un-repaired tears, rips, cracks, or other damage to the interior. All interior materials must meet FAA standards.

3

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE A

SUPPLIES OR SERVICES AND PRICE

The aircraft exterior finish, including the paint, shall be clean, neat, and in good condition (i.e. no severe fading or large areas of flaking or missing paint etc.). High visibility paint schemes are desired. Any corrosion shall be within manufacturer or FAA acceptable limits.

All windows and windshields shall be clean and free of scratches, cracks, crazing, distortion, or repairs, which hinder visibility. Prior to acceptance temporarily repaired windows and windshields shall have permanent repairs completed or shall be e replaced.

A.5	AGREEMENT PILOT QUALIFICATION

Pilots performing on this Agreement shall meet the requirements of Section B.11. All pilots offered may be evaluated in accordance with B.11.

A.6	HOME BASE (Base from which aircraft would normally be available)

Offeror shall enter the principle base of operation reflected in their 135 Operation Specifications. The location reflected shall be a physical location located within the Regional boundary (Region one). The same aircraft number will not be awarded/administered under more than one Forest Service CWN agreement.

Location (Physical Address)	State

24 hour phone number

Back up phone number:

Fax Number:

Email(s) for ordering point or dispatch:

Note: The Government may inspect the offeror’s operation and maintenance facilities prior to award. The Forest Service provides oversight for its aviation operations as such the Regional Airworthiness and Pilot inspector shall have access to inspect pre-award/post award, and during the life of the agreement.

A.7	DIRECTOR OF MAINTENANCE

Offeror shall provide the name and address of the Director of Maintenance:

Name

24 hour phone number

4

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE A

SUPPLIES OR SERVICES AND PRICE

A.8	EXCISE TAXES

Excise taxes and segment fees shall be included in your agreement price IAW FAR Clause 52.212-4(k) Taxes. The Agreement price includes all applicable Federal, State, and local taxes and duties.

A.9	PERFORMANCE PERIOD

It is anticipated that any Basic Ordering Agreement (BOA) resulting from this solicitation will be in effect for a period of up to four (4) years and six (6) months. The establishment of this BOA is anticipated by December 2020. The initial pricing will be in effect for 12 months after the date of award.

A.10	STANDBY HOURS PER DAY

9 Hours standby per day (Section B.31)

A.11	EXTENDED STANDBY HOURLY RATE

The extended standby pertains to hours on duty beyond the nine (9) hour duty day. Please refer to Section D.15 for information on how this rate is calculated.

A.12	OVERNIGHT STANDARD PER DIEM RATE

Rates as published in the Federal Travel Regulations (See Section B.37 for further explanation).

A-13	APPROVED OPERATIONS AREAS

THE OPERATOR MUST HAVE IN THEIR OP SPECS AUTHORIZATION TO OPERATE IN ALL AREAS CHECKED BELOW.

☒ ALASKA    ☐ CARIBBEAN        ☐ CANADA    ☐ MEXICO

A-14	CONTRACTOR FURNISHED SPECIAL REQUIREMENTS

All items below are minimum requirements and must comply with Section B-4, B-8, an Exhibit and/or Federal Regulations.

MINIMUM REQUIREMENTS:

☒	Air Tactical Avionics, Type 1 or better (See B-8 (a)(5))

☒	VHF-AM Radios: Total A/C Qty: 3(See B-8 (b)(1)(i)) See exhibit 4 for preferred/minimally acceptable configuration.

☒	VHF-FM Radios: Total A/C Qty: 3 (See B-8 (b)(1)(ii)) See exhibit 4 for preferred/minimally acceptable configuration.

☒	VHF-FM Programming Ports (See B-8 (b)(5)(xi))

☒	Drop Cord for SIC/observer (See B-8 (b)(2)(ii)(B))

5

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE A

SUPPLIES OR SERVICES AND PRICE

☒	Drop Cord for aft Instructor position (See B-8 (b)(2)(ii)(B))

☒	Push-To-Talk (PTT) cord for SIC/observer (TELEX PT-300 with VOX or equivalent)

☒	Push-To-Talk (PTT) cord for aft Instructor (TELEX PT-300 with VOX or equivalent)

☒	Aft Audio Control System (See B-8 (b)(2)(ii)(C))

☒	Aeronautical GPS in lieu of a portable GPS (See B-8 (b)(3)(i)(A))

☒	GPS with Moving Map (See B-8 (b)(3)(i)(C))

☒	Traffic Advisory System (TAS) (See B-8 (b)(4)(v))

☒	Autopilot (See B-8(b)(5)(i))

☐	Radar Altimeter (See B-8(b)(5)(ii))

☒	Multi-Function Display (MFD) (See B-8 (b)(5)(iii))

☒	Dual USB charging ports, Qty: 3 Users: PIC/SIC/AFT Obs.(See B-8 (b)(5)(xiv))

☒	TSO approved VOR/Localizer, Qty: 2

☒	TSO approved Glideslope, Qty: 2

☒	TSO approved DME, Qty: 1 {Not required if GPS is IFR with current database}

☒	TSO approved Three Light Marker Beacon System, Qty: 1

☒	Satellite Weather system with XM Aviator subscription or equivalent

☒	Provisions for IFR operation meeting 14 CFR 135.163 & 135.165

☒

Individual Volume Controls; Separate audio level controls shall be provided for the pilot, forward observer, and for the aft instructor/observer to independently adjust the intercom and receiver audio outputs to their respective headsets. Independent volume controls are required for each receiver and shall be a built in, integral part of each audio controller.

☒	Two ACS-296, or equivalent, Audio Indicator Panels monitoring all installed radios:

Location 1: SIC/Observer’s instrument panel, above the yoke and visible to both the PIC and SIC/Observer

Location 2: Easily viewable by the Instructor (directly behind the SIC/Observer)

☒	Automatic Dependent Surveillance-Broadcast (ADS-B) system “In” & “Out” (2020 Requirement)

☐	Multi Engine

☒	High Wing (preferred)

☒	Low Wing - Unobstructed vertical 140-degree view copilot seat (minimally acceptable)

6

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE A

SUPPLIES OR SERVICES AND PRICE

☐

Air Conditioning—Manufacturer or STC installed air conditioning system that utilizes Freon as a cooling agent. This system must be fully functional as designed and provide cooling to the interior confines of the aircraft. (A portable or stand-alone air cycle system is not acceptable)

☐	Turboprop

☒	Pressurized, or supplemental 02

☒	Relief Pilot(s) Available for seven (7) day coverage during mandatory availability period (MAP)

☒	Mountainous Terrain Flights

7

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS/ATTACHMENTS

B.1	SCOPE OF AGREEMENT

(a) The intent of this solicitation and any resultant agreement is to obtain airplanes fully operated by qualified and proficient personnel and equipped to meet specifications contained herein for offered airplanes used in the administration and protection of public lands.

(b) The aircraft furnished may be used for fire support (primarily aerial supervision), project, law enforcement, and administrative flights. If the Contractor agrees to perform law enforcement flights, such agreement shall be in writing.

(c) The Government has Interagency and Cooperative Agreements with Federal and State Agencies and private landholders. Aircraft may be dispatched under this Agreement for such use.

(d) The Government does not guarantee the placement of any orders for service under this Agreement and the Contractor is not obligated to accept any orders. When the Government places an order for services, if the Contractor elects to accept the order, either through written acknowledgement or commencement of performance, an agreement will thereby be established. This agreement will include all of the terms and conditions called out under this BOA.

B.2	CERTIFICATIONS

(a) Contractors or subcontractors shall hold a current Federal Aviation Administration (FAA) Air Carrier or Operating Certificate. Aircraft offered shall be listed by make, model, series and registration number on the Contracted Operator’s 14 CFR 135 Operating Certificate at time of inspection.

(b) Aircraft shall conform to its approved type design, be maintained and operated in accordance with the requirements of the 14 CFR 135 notwithstanding the aviation regulations of the States in which the aircraft may operate except those requirements specifically waived by the CO.

(c) All passenger-carrying flights shall be conducted in accordance with the Contractor’s/Operator’s 14 CFR part 135 operation specifications, and all FAA approved and accepted manuals.

B.3	GOVERNMENT FURNISHED PROPERTY

(a) If Government Furnished Property (GFP) is provided, the Contractor shall be required to sign a property receipt document. Upon Government request, GFP shall be returned to the Government in accordance with FAR Clause 52.245-1 (AUG 2010).

B.4	AIRCRAFT REQUIREMENTS

(a) Aircraft condition and equipment. The aircraft shall be in airworthy condition throughout the performance period. All equipment required for original certification shall be installed and operable or be deferrable by an FAA approved Minimum Equipment List (MEL).

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

(1) All aircraft furnished under this Agreement shall be operable, free of damage, and in good working order. Aircraft systems and components shall be free of leaks, except within limitations specified by the manufacturer.

(2) The aircraft interior shall be clean and neat. There shall be no un-repaired tears, rips, cracks, or other damage to the interior. All interior materials shall meet FAA standards.

(3) The aircraft exterior finish, including the paint, shall be clean, neat, and in good condition (e.g., no severe fading or large areas of flaking or missing paint, etc.) Military or other low visibility paint schemes are unacceptable. Any corrosion shall be within manufacturer or FAA acceptable limits.

(4) All windows and windshields shall be clean and free of scratches, cracks, crazing, distortion, or repairs, which hinder visibility. Repairs such as safety wire lacing and stop drilling of cracks are not acceptable as permanent repairs. Prior to acceptance, all temporarily repaired windows and windshields shall have permanent repairs completed or shall be replaced.

(5) Aircraft shall be equipped as required under 14 CFR Part 135 for VFR, IFR, night IFR operations below 24,000ft, flights above 10,000 feet, and flights in Class B Airspace. In addition, each aircraft shall have:

(i) One strobe light mounted on top of the aircraft, plus a second mounted on the belly; or one white strobe light mounted on each wingtip and on the tail.

(ii) All radio/electronics items including: wiring, antennas, connectors/adapters and hardware, specified herein.

(iii) FAA approved high visibility, pulsating, forward facing conspicuity lighting.

(iv) Fire extinguishers, as required by 14 CFR 135.155, shall be hand-held bottle(s), with a minimum of 1.5 lbs. capacity and 2-B:C rating. Fire Extinguishers shall be maintained in accordance with current NFPA 10 standards and mounted with a quick release attachment accessible to the flight crew while seated.

(6) Each aircraft shall carry current copies of the following:

(i) Basic Ordering Agreement and all modifications. (Digital copies are authorized.)

(ii) The Interagency Airplane Data Record Card or Point-to-Point Aircraft Data Card shall be posted inside the aircraft.

(iii) Aeronautical charts covering area of operation.

Note: The use of electronic flight bags (EFB) is hereby authorized providing the following conditions are met:

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

•	EFB’s used in the aircraft are FAA approved.

•	All other Agreement items are readily available to the vendor and agency crew (tablet-style devices only, no laptops).

•	Vendors must keep the device adequately charged to allow normal use and have a means of charging the device readily available without reliance on the government.

(7) Flight Hour Meter. Each aircraft shall be equipped with a flight hour meter, installed in a location observable by the pilot and front seat observer while seated. The meter shall measure actual flight time from takeoff to landing in hours and tenths.

(8) Cargo Restraint. The Contractor shall furnish tie downs, net(s), or cargo straps meeting requirements of 14 CFR to restrain cargo while in flight.

(9) Safety Belts. The aircraft furnished under this agreement shall have safety belts for all occupants and shoulder harnesses for front seat occupants meeting requirements of 14 CFR. The shoulder strap and lap belt shall fasten with a metal to metal single point quick release mechanism. Military style harnesses are acceptable. All occupants shall meet the above requirements during takeoffs and landings, when flying within 1,000 feet of the ground, and at other times as specified by the Pilot. Lap belt and shoulder harness condition; the following are NOT acceptable:

(i) Webbing. Webbing that is frayed 5 percent or more, torn webbing, crushed webbing, swelled webbing that results in twice the thickness of original web, or if difficult to operate through hardware, creased webbing (no structural damage allowed), and sun deterioration if it results in severe fading, brittleness, discoloration, and stiffness.

(ii) Hardware. Buckle or other hardware is inoperable, nylon bushing at shoulder harness-to-lap belt connection missing or damaged, fabricated bushings or tie wraps used as bushings, rust/corrosion if not minor in nature, wear beyond normal use.

(iii) Stitches. Broken or missing stitches, severe fading or discoloring, inconsistent stitch pattern.

(iv) Technical Standard Order (TSO) Tags (see 14 CFR 21.607). Missing or illegible tags are unacceptable unless inspection can confirm the suitability of installed equipment.

(v) Belts/fabric over 10 years from date of manufacture require close inspection because of the elements they are exposed to, but do not have to be replaced if it can be determined they are in serviceable condition and not life limited.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

(10) First Aid Kit (Aeronautical). First aid kit shall be in a dust-proof and moisture-proof metal or heavy plastic container. The kit shall be readily accessible to the pilot and passengers. The contents will include the following minimum items:

Item Description	Quantity
Adhesive bandage compresses (3 inches long)	8
Antiseptic or alcohol wipes (packets)	10
Bandage compresses, (4 inches)	4
Triangular bandage compresses, 40 inch (sling)	2
Roller bandage, 4 inch x 5 yards (gauze)	2
Adhesive tape, 1 inch x 5 yards (standard roll)	1
Bandage scissors	1
Body Fluids Barrier Kit:	1
2-pair of latex gloves
1-face shield
1-mouth-to-mouth barrier
1-protective gown
2-antiseptic towelettes
1-biohazard disposal bag

Notes: Splints are recommended if space permits. Kits may be commercially available types which are FAA approved for the appropriate numbers of crew and passengers carried.

(11) Survival Kit. Aircraft will have sufficient equipment to sustain personnel for a 24-hour period. As a minimum, the survival kit will include the following:

Item
Knife
Aviation Type Signal Flares (6-each)
Space Blanket (1-per occupant)
Food (2-days emergency rations per occupant)
Collapsible Water Bag
Signal Mirror
Matches (2-small boxes in waterproof containers)
Water (1-quart per occupant {not required when operating over areas with adequate drinking water)
Candles
Whistle
Nylon Rope or Parachute Cord (50 feet)

Note: A hand-held 760 channel VHF transceiver radio or satellite phone is recommended. It should be located on a crewmember rather than placed in the aircraft survival kit.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

B.5	AIRCRAFT MAINTENANCE

(a)	Aircraft Maintenance

(1) Offered aircraft shall be maintained in accordance with the OEM’s most recent revision of inspection program applicable to the serial number of the aircraft being inspected or an inspection program approved by the FAA under the Contractor’s 14 CFR 135 operations specification. All maintenance shall be accomplished in accordance with the standards established by 14 CFR Part 43, 91, and 135 standards and this Agreement.

(2) The Contractor shall identify the maintenance facilities and/or maintenance personnel used to fulfill the requirements of this Agreement.

(3) Aircraft operated with components and accessories on approved Time Between Overhaul (TBO) extension programs are acceptable, provided the Contractor who provides the aircraft is the holder of the approved extension authorization (not the owner, if the aircraft is leased), and shall operate in accordance with the extension.

(4) Offered aircraft shall be in compliance with all applicable FAA Airworthiness Directives (AD’s) as per 14 CFR 91.417 (a)(2)(v), and Service Bulletins (SB’s) with a time compliance requirement, referenced in an FAA Special Airworthiness Information Bulletin (SAIB) or are designated mandatory by the manufacturer.

(5) Each aircraft’s maintenance schedule shall include mandatory component retirement, replacement or overhaul time as specified in the OEM Airworthiness Limitations Section or equivalent OEM document and shall be in compliance with them.

(6) Each aircraft shall be in compliance with all OEM (recommended or mandatory) programs, documents and resultant inspections from programs such as Continued Airworthiness Programs (CAP), Structural Inspection Documents (SID), Supplemental Structural Inspection Documents (SSID) Corrosion Prevention and Control Programs (CPCP) and Electrical Wiring Interconnection Systems (EWIS) programs.

(7) Contract performance may subject the aircraft engine to frequent smoke, and ash ingestion. All aircraft shall comply with the erosion inspection procedures at the recommended intervals in accordance with the engine operation and maintenance manual for the Contracted aircraft.

(b)	Maintenance Records

(1) All maintenance shall be accomplished in accordance with the standards established by 14 CFR Part 135; Advisory Circular (AC) 43.13, and the manufacturer’s instructions and in accordance with those procedures established in the Contractor’s maintenance program approved under 14 CFR Part 135 Operations Specifications.

(2) All maintenance performed shall be recorded in accordance with 14 CFR 43 and 91 including aircraft time-in-service and hour meter reading.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

(3) A copy of the current maintenance record, required by 14 CFR 91.417(a)(2) shall be kept with the aircraft; Aircraft Permanent records shall be kept at the Home Base or maintenance facility. Additionally, All aircraft maintenance record entries and aircraft flight logs shall be transmitted to the operator’s home base (location the certificate is held) every 25 flight hours or seven (7) days—whichever occurs first.

(4) Aircraft Maintenance records shall be maintained in accordance with the FAA, AC; No. 43-9C as revised.

(c)	Maintenance Scheduling

(1) Contractor shall notify the Contracting Officer at least 16 flight hours prior to the initiation of any maintenance inspection. In addition the Contractor shall immediately notify the CO of any change of an engine, power train, control, or major airframe component and circumstances inducing the change.

(2) Routine maintenance shall be performed before or after the daily standby or as approved by the CO.

(3) Inspections shall be performed in a maintenance facility, host or alternate base, or in the best field conditions available.

(4) When any non-scheduled maintenance or repairs are performed due to mechanical or equipment deficiencies, a Government Aircraft Maintenance Inspector and the Contracting Officer shall be notified for “return to contract available” status, before the aircraft performs under the contract.

(d)	Maintenance Flight

(1) A functional check flight shall be performed at the Contractor’s expense following overhaul, repair, and replacement of any engine (installations of reciprocating engines that are new, rebuilt, or overhauled shall accumulate three (3) hours of operation, including two (2) hours in flight, prior to Government use), power train, or control equipment, and following any adjustment of the flight control systems before the aircraft resumes service under this Agreement. The result of any test flight shall be logged in the aircraft flight records by the Pilot. Results of test flights shall be reported to the U.S. Forest Service Aircraft Maintenance Inspector (AMI) before the aircraft is returned to availability.

(e)	Aircraft Weighing

(1) The aircraft’s required weight and balance data shall be determined by actual weighing of the aircraft every 36 calendar months for multi-engine aircraft. Mission Use Only single engine aircraft shall be weighed within the previous five (5) years. Data shall include an accurate and updated equipment list.

(2) All weighing of aircraft shall be performed on scales that have been certified as accurate within the previous one (1) year. The certifying entity may be any accredited weights and measures laboratory using standards traceable to the National Institute of Standards and Technology (NIST). The scales should be listed by make model and calibration date in the aircrafts weight and balance documentation.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

(f)	Mechanics

(1) Mechanics or FAA part 145 Repair Stations assigned to work on aircraft shall have appropriate FAA certification and ratings.

(2) When the aircraft is not available due to required unscheduled maintenance, a pilot may function as a mechanic only if they possess a valid FAA mechanic certificate with the appropriate airframe and/or power plant ratings.

(3) Any time during which the pilot is engaged in mechanic duties performing unscheduled maintenance will apply against the pilot’s duty day limitations. All time in excess of two (2) hours (not necessarily consecutive) must also apply against the pilot’s flight limitations. After two (2) hours, every hour spent as a mechanic will be applied against pilot flight time limitation one-to-one.

(4) Only a certificated mechanic (holding an airframe and power-plant rating) or FAA part 145 Repair Station may perform scheduled maintenance and inspections. The primary or relief pilot on duty as a pilot must not perform scheduled maintenance and inspections.

(5) All mechanics and repair stations shall maintain the aircraft in accordance with requirements specified within this Agreement. The mechanic or repair station shall meet the requirements of 14 CFR Part 43.7

(6) Within any 24 hour period, personnel shall have a minimum of eight (8) consecutive hours off duty immediately prior to the beginning of any duty day. Local travel up to a maximum of 30 minutes each way between the work site and place of lodging shall not be considered duty time. When one way travel exceeds 30 minutes, the total travel time shall be considered as part of the duty day.

(7) Mechanics shall have two (2), 24 hour time periods off duty during any 14 day period.

(8) Duty includes standby, work, or alert status at any location.

(9) Mechanics may be removed from duty for fatigue or other causes created by unusually strenuous or severe duty before reaching duty limitations.

(10) The mechanic shall be responsible to keep the Government apprised of their ground duty limitation status.

B.6	AIRCRAFT AND EQUIPMENT SECURITY

(a) The Contractor is responsible for the security of their aircraft, vehicles and associated equipment used in the support of this contract.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

(b) Aircraft shall be electrically and/or mechanically disabled by two (2) independent security systems whenever the aircraft is unattended.

(c) Deactivating security systems shall be incorporated into preflight checklists to prevent accidental damage to the aircraft or interfere with safety of flight.

(d) Examples of Unacceptable Locking Devices and Methods:

(1) Locking aircraft doors

(2) Fenced or gated parking area

B.7	AVIONICS REQUIREMENTS

(a) Required avionics systems and contractor offered avionics/communication equipment must meet the performance specifications as specified in FS/OAS A-24 at: http://www.nifc.gov/NIICD/documents.html

B.8	CONTRACTOR-FURNISHED AVIONICS SYSTEMS

( ) MINIMUM REQUIREMENTS

All avionics used to meet this agreement shall comply with the requirements of paragraph (b) AVIONICS SPECIFICATIONS and paragraph (c) AVIONICS INSTALLATION AND MAINTENANCE STANDARDS. The following are the minimum avionics which shall be installed.

(0) Reserved

(1) Reserved

(2) Reserved

(3) Reserved

(4) Air Tactical Aircraft

(i) Type 1

(A) Two VHF-AM Radios (COM 1 & COM 2)

(B) Two VHF-FM Radios (FM 1 & FM 2)

(C) One Auxiliary FM system (AUX FM)

(D) An Intercom System (ICS)

(E) Separate Audio Control systems for the PIC and SIC/observer

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

(F) Audio jacks with ICS and radio transmit capability in the rear seat connected to the SIC/observer Audio Control system. An Aft Audio Control system for this position is acceptable.

(G) One Global Positioning System (GPS)

(H) An Emergency Locator Transmitter (ELT)

(I) An Automated Flight Following system (AFF)

(J) One Transponder

(K) One Altimeter and Automatic Pressure Altitude Reporting system

(L) Equipment and lighting for night VFR operations in accordance with 14 CFR 135.159 and 14 CFR 135.161.

(M) ADS-B Out

(ii) Type 2

(A) Two VHF-AM Radios (COM 1 & COM 2)

(B) One VHF-FM Radio (FM)

(C) One Auxiliary FM system (AUX FM)

(D) An Intercom System (ICS)

(E) Separate Audio Control systems for the PIC and SIC/observer

(F) Audio jacks with ICS and radio transmit capability in the rear seat connected to the SIC/observer Audio Control system. An Aft Audio Control system for this position is acceptable.

(G) One Global Positioning System (GPS)

(H) An Emergency Locator Transmitter (ELT)

(I) An Automated Flight Following system (AFF)

(J) One Transponder

(K) One Altimeter and Automatic Pressure Altitude Reporting system

(L) Equipment and lighting for night VFR operations in accordance with 14 CFR 135.159 and 14 CFR 135.161.

(M) ADS-B Out

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

Note	1: ADS-B IN does not meet Forest Service requirements for traffic advisory or weather datalink systems.

Note	2: Reserved

Note

3: Air Tactical aircraft must be equipped with 3 VHF-AM and 3 VHF-FM radios to accept a resource order to Region 5. If a resource order is accepted and the aircraft is rejected due to not meeting the Region 5 requirements, no daily availability or flight hours will be reimbursed.

(5) Regional requirements

(i) Dual VOR/LOC receiver systems

(ii) Glide slope receiver system

(iii) Marker beacon receiver system

(iv) Autopilot system.

(v) TCAS or TAS

(vi) Class B Terrain Awareness and Warning System (TAWS)

(vii) One Satellite Weather system with XM Aviator subscription or equivalent to be displayed upon a screen that is visible to both the PIC and SIC.

(viii) VHF-FM Programming Ports

(ix) Two (2) dual USB Charging Ports Accessible to PIC, SIC positions

(x) GPS with moving map

(b) AVIONICS SPECIFICATIONS

All avionics used to meet this agreement shall comply with the following requirements and paragraph (c) AVIONICS INSTALLATION AND MAINTENANCE STANDARDS.

(1) Communications systems

Transmitters shall not open squelch on, or interfere with, other AM or FM transceivers on the aircraft which are monitoring different frequencies. Transmit interlock functions shall not be used with communication transceivers.

(i) VHF-AM Radios

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

VHF-AM radios shall be TSO approved aeronautical transceivers, permanently installed, and operate in the frequency band of 118.000 to 136.975 MHz with a minimum of 760 channels in no greater than 25 KHz increments. Transmitters shall have a minimum of 5 Watts carrier output power.

(ii) VHF-FM Radios

All aircraft approved for fire operations shall use P25 Digital VHF-FM transceivers meeting the specifications of FS/OAS A-19. FM radios used in all aircraft shall be agency approved. FS/OAS A-19 and a list of currently approved FM radios can be found on the following website: http://www.nifc.gov/NIICD/documents.html . The following requirements shall be met.

(ii)

VHF-FM radios shall be aeronautical transceivers, permanently installed in a location that is convenient to the PIC and SIC/observer, and operate in the frequency band of 138 to 174 MHz. All usable frequencies shall be programmable in flight. Narrowband and digital operation shall be selectable by channel for both MAIN and GUARD operation. Carrier output power shall be 6-10 Watts nominal.

(ii)

Transceivers shall have a GUARD capability constantly monitoring 168.625 MHz and have a tone of 110.9 on all GUARD transmissions. Simultaneous monitoring of MAIN and GUARD is required. Scanning of GUARD is not acceptable. Aircraft not approved for Air Tactical operation only require one FM GUARD receiver.

(ii)	Transceivers shall have the capability of encoding CTCSS sub audible tones on all channels. A minimum of 32 tones meeting the current TIA/EIA-603A standards shall be selectable.

(ii)	Transceivers shall have the capability to display both receiver and transmitter frequencies. Activation indicators for transmit and receive shall be provided for both MAIN and GUARD operation.

(ii)	The radio shall use an external broadband antenna covering the frequency band of 138 to 174 MHz (Comant CI-177-1 or equivalent).

(iii) Auxiliary FM systems (AUX FM)

An interface to properly operate a portable FM radio through the aircraft audio control systems shall be provided using an MS3112E12-10S type bulkhead mounted connector with contact assignments as specified by FS/AMD A-17 available at the following website: http://www.nifc.gov/NIICD/documents.html .

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

Sidetone for the portable radio shall be provided (AEM AA34 or equivalent). The following applies to all AUX FM installations.

(ii)

An external broadband antenna covering the frequency band of 138 to 174 MHz (Comant CI-177-1 or equivalent) shall be installed with the associated coax terminated in a bulkhead mounted BNC connector adjacent to the above 10 pin connector.

(ii)

A portable radio mount (Field Support Services AUX-EPH-RB or equivalent) shall be installed providing the crew unrestricted operation of the radio controls when connected with an 18 inch adapter cable.

(ii)	A VHF-FM radio meeting the requirements of paragraph (b)(1)(ii) may be installed, in addition to the radios already required, in lieu of the AUX FM system.

(2) Audio Systems

(i) Intercom systems (ICS)

ICS shall integrate with the aircraft audio control systems and mix with selected receiver audio. An ICS volume control and a “hot mic” capability shall be provided for the PIC and SIC/observer. Passenger volume adjustments shall not affect the PIC. Hot mic may be voice activated (VOX) or controlled via an activation switch. The PIC shall have an isolation capability.

(ii) Audio Control systems

(ii) General

Controls for transmitter selection and independent receiver selection of all required radios shall be provided for each required audio control system. Each system shall have the capability to simultaneously select and utilize a different transceiver (and PA if required). Sidetone shall be provided for the user as well as for cross monitoring by all installed systems. Receiver audio shall be automatically selected when the corresponding transmitter is selected. Receiver audio shall be provided to each position which requires ICS. All required passenger positions shall utilize the SIC/observer’s audio control system unless an aft audio control system is installed. Aft audio control systems are not required to provide NAV audio.

Audio controls shall be labeled as COM-1, FM-1, AUX, PA etc… as appropriate or as COM-1, COM-2, COM-3, etc… with the corresponding transceiver labeled to match. Audio shall be free of distortion, noise, or

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

crosstalk. The system shall be designed for use with 600 ohm earphones and carbon equivalent, noise cancelling, boom type microphones. All required positions shall have JJ-033 and JJ-034 type microphone and headphone jacks separated by no more than 4 inches. Cockpit speakers shall be sufficiently amplified for use in flight.

Crew positions shall have radio Push-To-Talk (PTT) switches on their respective flight controls. A PTT switch shall be provided to allow the SIC/observer to transmit without touching the flight controls.

(ii) Drop Cord Requirements

(iii) Coil cord that extends to 6 feet nominally

(iii) 6-Pin MS3476L10-6P type connector on the coil cord

(iii) JJ-033 and JJ-034 type headset jacks at the housing

(iii) Large clip

(iii) Volume control

(iii) ICS switch with momentary and lock positions

(iii) Radio PTT switch (only for positions which require radio transmit)

(ii) Aft Audio Control systems (When required)

The audio controller shall be installed in a location that provides the operator directly behind the SIC/observer unobstructed access to the controls while seated. Aft passengers shall utilize the aft audio control system(s).

(ii) Required Audio Control systems

The following audio control systems are required based on mission type

(0) Type I and Type II Air Tactical airplanes

(a) Two separate audio control systems (which may be combined in a single unit) for the PIC and SIC/observer

(b) The instructor position (directly behind the SIC/observer) shall have radio transmit capability. This position shall follow the SIC/observer system or have an aft audio control system.

(1) Reserved

(2) Reserved

(3) Navigation systems

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

(i) Global Positioning Systems (GPS)

(ii) Aeronautical GPS

Each required GPS must be TSO approved, permanently installed where both the PIC and SIC/observer can clearly view the display, use an approved external aircraft antenna, and be powered by the aircraft electrical system. The GPS must utilize the WGS-84 datum, reference coordinates in the DM (degrees/minutes/decimal minutes) format and have the ability to manually enter waypoints in flight. The GPS navigation database must be updated annually covering the geographic areas where the aircraft will operate.

(ii) Portable Aviation GPS

Portable aviation GPS units (Garmin GPSMAP, aera, or equivalent) are acceptable when an Aeronautical GPS is not specified. They must be securely mounted via an approved installation using the aircraft electrical system and a remote antenna. The GPS must present information from an overhead perspective. The PIC must have clear view of the display and unrestricted access to the controls. The SIC/observer must also have a clear view of the display in Air Tactical aircraft. The GPS must meet the above datum, coordinate, and database requirements for an aeronautical GPS. Portable GPS units are not acceptable for aircraft performing IFR or NVG operations.

(ii) GPS with Moving Map

The GPS providing data to the moving map shall meet all of the above GPS requirements. The moving map’s display shall be 3 inches wide, 1.5 inches high, and show the aircraft’s present position relative to user selected waypoints and geographical features. The map may be integrated with the GPS.

(4) Surveillance systems

(i) Emergency Locator Transmitters (ELT)

Emergency locator transmitters must be certified to TSO-C126 or newer. ELTs must be automatiB-fixed, installed in a conspicuous or marked location, and meet the requirements detailed in 14 CFR 91.207 (excluding section f). ELT mounts must use rigid attachments and meet the deflection requirements of RTCA/DO-204. Velcro style mounts are not acceptable. ELT antennas must be mounted externally to the aircraft unless installed in a location approved by the aircraft manufacturer. Documentation of current registration is required from the national authority for which the aircraft is registered.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

(ii) Automated Flight Following systems (AFF)

Automated flight following systems must be compatible with the government’s tracking program (AFF.gov), utilize satellite communications, and use aircraft power via a dedicated circuit breaker. AFF must be functional in all phases of flight and in all geographic areas where the aircraft will operate. The following additional requirements shall be met.

(ii)

A subscription service shall be maintained through the equipment provider allowing position reporting via the Government AFF Program. The reporting interval must be every two minutes while aircraft power is on.

(ii)

AFF equipment must be registered with AFF.gov providing all requested information. Changes to equipment and registration information shall be reported to AFF.gov ensuring the program is current prior to aircraft use. For assistance, the Fire Applications Help Desk (FAHD) may be reached at (866) 224-7677 or (616) 323-1667.

(ii)

An AFF operational test shall be performed by the vendor no less than seven calendar days prior to the annual compliance inspection. This test must ensure that the system meets all requirements and is displayed in the AFF viewer with the correct information. A user name and password are required. Registration and additional information are available at https://www.aff.gov/. If the aircraft is not displaying properly, the vendor shall notify AFF.gov.

(ii)

If AFF becomes unreliable the aircraft may, at the discretion of the Government, remain available for service utilizing radio/voice systems for flight following. The system shall be returned to full operational capability within 5 calendar days after the system is discovered to be unreliable.

(ii)	This clause incorporates the JSON Specification Section Supplement available at

https://www.aff.gov/documents/Json_Specification_Section_Supplement.pdf as if it was presented as full text herein.

(ii)	For questions about current compatibility requirements contact the AFF Program Manager by emailing affadmin@firenet.gov.

(iii) Transponders

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

Transponder systems must meet the requirements of 14 CFR 91.215(a). Part 135 aircraft must meet the “Mode S” requirements of 14 CFR 135.143(c). Transponder systems must be tested and inspected every 24 calendar months as specified by 14 CFR 91.413.

(iv) Altimeter and Automatic Pressure Altitude Reporting systems

Altimeter, static pressure, and automatic pressure altitude reporting systems must be installed and maintained in accordance with the IFR requirements of 14 CFR Part 91. These systems must be tested and inspected every 24 calendar months as specified by 14 CFR 91.411.

(v) Traffic Advisory Systems (TAS)

Traffic advisory systems must be TSO approved, use active interrogation, graphically display traffic relative to the aircraft’s horizontal position, and provide alert audio to the PICs audio control system. The display must be within view of the PIC and SIC/observer. The system must provide coverage in all directions above and below the aircraft with a maximum range of at least 10 nautical miles. The display must allow range selection of 2 miles or less, unless the 2 mile display area has a diameter of 2.75 inches or larger.

(vi) Automatic Dependent Surveillance – Broadcast Out (ADS-B OUT)

ADS-B OUT systems must be approved to TSO-C154c or TSO-C166b. Aircraft operating outside of the United States must be equipped with systems approved to TSO-C166b.

(5) General Systems

(i) Autopilots

Autopilots shall be capable of operating the aircraft controls to maintain flight and maneuver it about the three axes.

(ii) RADAR Altimeters

RADAR altimeters must be approved, operate from zero to a minimum of 2000 feet AGL and provide the operator an adjustable cursor which enables an altitude low (decision height) annunciation. The altitude low annunciation must be clearly identified, and in the PIC’s primary field of view.

(iii) Multi Function Displays (MFD)

MFDs must be installed within view of the PIC and display GPS navigation information on a color moving map. TAS and weather datalink information must be displayed on the MFD when these systems are required.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

(iv) Auxiliary Power Source (3 Pin)

An MS3112E12-3S type connector must be permanently mounted in a location convenient to the SIC/observer and protected by a 10 Amp circuit breaker. Pin A must be +28 VDC in 28 Volt aircraft. Pin B must be airframe ground. Pin C must be +14 VDC in 14 Volt aircraft. Pins A and C must never be simultaneously wired to the connector. Refer to FS/OAS A-16.

(v) VHF-FM Programming Ports

Programming ports must be installed in a location convenient to the SIC/observer. The vendor must have a laptop computer available with compatible programming software and the necessary adapters to load government provided frequency files into each required FM radio. Compatible radio front panel connectors are acceptable.

(vi) Dual USB Charging Ports

USB charging ports must be TSO approved, capable of providing at least 2 amps of power to each port simultaneously with an output voltage of 5 VDC and installed in a location convenient to the specified users.

(vii) Portable Electronic Device (PED) Tolerance

(A) The aircraft must be certified as tolerant to portable electronic devices (PEDs), including transmitting PEDs, in accordance with RTCA/DO-307 for all phases of flight. This must be accomplished via an STC equivalent to Liberty Partners STC11071SC with configuration LP-S001-B03 and include approval for wireless intercom adapters. An appropriate supplement must be incorporated into the aircraft flight manual.

(B) The contractor must have documented procedures and training to clearly address:

•	PEDs approved for use on board the aircraft

•	Situations when approved PEDs can and cannot be used

•	How and when PEDs must be secured or stowed

•	PED modes of operation that can and cannot be used

•	How and when to inform passengers of the contractor’s PED policies and procedures

•	How to manage scenarios such as suspected or confirmed electromagnetic interference, PED unit or battery smoke or fire, or other scenarios.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

B.9	AVIONICS INSTALLATION AND MAINTENANCE STANDARDS

All avionics used to meet this agreement shall comply with the manufacturer’s specifications and installation instructions, federal regulations, and the following requirements.

(1) There must be no interference with required systems from any equipment installed in or carried on the aircraft.

(2) Strict adherence to the guidelines in FAA AC 43.13-1B Chapter 11 “Aircraft Electrical Systems” and Chapter 12 “Aircraft Avionics Systems” as well as FAA AC 43.13-2B Chapter 1 “Structural Data”, Chapter 2 “Communication, Navigation and Emergency Locator Transmitter System Installations” and Chapter 3 “Antenna Installation” is required.

(3) All antennas must be FAA approved, have a Voltage Standing Wave Ratio (VSWR) less than 3.0 to 1 and be properly matched and polarized to their associated avionics system. Repairs to antennas and cracks exposing the antenna housing or element are not acceptable.

(4) Labeling and marking of all avionics controls and equipment must be understandable, legible, and permanent. Electronic label marking is acceptable.

(5) Avionics installations must not interfere with passenger safety, space or comfort. Avionics equipment must not be mounted under seats designed for energy attenuation. In all instances, the designated areas for collapse must be protected.

(6) All avionics equipment must be included on the aircraft’s equipment list by model, nomenclature, weight, and arm.

(7) Avionics systems must meet the performance specifications of FS/OAS A-24 Avionics Operational Test Standards.

(8) Communications equipment must meet the performance specifications of FS/OAS A-30 Radio Interference Test Procedures. For a copy of all FS/OAS documents visit http://www.nifc.gov/NIICD/documents.html

B.10	OPERATIONS

(a) Regardless of any status as a public aircraft operation, the Contractor shall operate in accordance with their approved 14 CFR 135 Operations Specifications and all FAA approved and accepted manuals, and all portions of 14 CFR 91 (including those portions applicable to civil aircraft) and each certification required under this contract unless otherwise authorized by the Contracting Officer. Forest Service acknowledges certain Public Aircraft missions do not fall within the purview of 14 CFR Parts 135 and 91. Reference AB-00-1.1 and FAR Part 1 for Public Use definition.

(1) Pilot Authority and Responsibilities: The Pilot-In-Command (PIC) has final authority and responsibility for the operation and safety of the flight. The pilot shall comply with the directions of the Government, except when in the pilot’s judgment compliance will be a violation of applicable FARS or contract provisions.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

(2) The pilot is responsible for computing the weight and balance for all flights and for assuring that the gross weight and center of gravity do not exceed the aircraft’s limitations.

(3) A takeoff performance briefing shall be conducted daily and will contain the following elements based on the forecasted worst case environmental conditions:

(i) Takeoff distance required vs. runway available.

(ii) Climb performance to include single engine if operating a multi-engine aircraft.

(iii) A subsequent takeoff performance briefing will be conducted if during the day a takeoff is performed from an airport with a higher density altitude than originally planned.

(iv) Under no circumstances will a takeoff be attempted if existing environment conditions at takeoff cannot be accurately addressed in the Aircraft Flight Manual (AFM) or Pilots Operating Handbook (POH).

(4) No equipment such as radios, survival gear, fire tools, etc., shall be located in or on the aircraft in such a manner as to potentially cause damage, injury, or obstruct the operation of equipment or personnel.

(5) Pilots will use an approved 14 CFR 135 cockpit checklist for all flight operations.

(6) Cell phone use is prohibited within 50 feet of the aircraft during fueling operations.

(7) Smoking is prohibited within 50-feet of fuel servicing vehicle, fueling equipment, or aircraft.

(8) Aircraft Engine(s):

(i) Prior to passenger or cargo loading/unloading, all engines shall be shut down, and all propellers must have ceased rotation.

(ii) Airplanes shall not be refueled while engines are running, propellers turning, or with passengers on board.

(iii) The pilot shall not leave the cockpit of an aircraft unattended while the engine(s) are running.

(9) Night Flying/Operations: Notwithstanding the FAA definition of night in 14 CFR Part 1, Sec 1.1; for ordered flight missions that are performed under the contract, night shall mean: 30 minutes after official sunset to 30-minutes before official sunrise, based on local time of appropriate sunrise/sunset tables nearest to the planned destination.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

(10) The pilot shall not permit any passenger in the aircraft or any cargo to be loaded therein unless authorized by the CO.

(11) Passenger Briefing: Before each takeoff, the PIC shall ensure that all passengers have been briefed in accordance with the briefing items contained in 14 CFR 135 including (as applicable):

(i) Use of seat belts and/or shoulder harness

(ii) Ingress/Egress procedures

(iii) Emergency Locator Transmitter (ELT)

(iv) Oxygen system

(v) No smoking within 50-feet of the aircraft

(vi) First Aid Kit

(vii) Survival Kit

(viii) Personal Protective Equipment

(ix) Location and use of Fire Extinguisher

(x) Takeoff and climb performance (B.20(b)(3))

Note: Pilots shall refer to Five Steps to a Safe Flight card (FS 5700-16/OAS-103)

(12) Flight Plans: Pilots shall file, open, and operate on a FAA, ICAO, or a FS approved flight plan for all flights. Contractor flight plans are not acceptable. Flight plans shall be filed prior to takeoff when possible.

(13) Flight Following: Pilots are responsible for flight following with the FAA, ICAO, or in accordance with FS approved flight following procedures including Automated Flight Following (AFF).

(14) Manifesting: Prior to any takeoff, the PIC shall provide the appropriate FS dispatch office/coordination center with current passenger and cargo information.

(15) Exemption for transportation of Hazardous Material (HAZMAT): Aircraft may be required to carry hazardous materials in accordance with 49 CFR. Such transportation shall be in accordance with DOT Exemption and the FS Aviation Transport of Hazardous Materials Handbook/Guide (NFES 1068). A copy of the current exemption and handbook/guide and emergency response guide shall be aboard each aircraft operating under the provisions of this exemption.

(i) It is the Contractor’s responsibility to ensure that Contractor employees who may perform a function subject to this exemption receive training on the requirements and conditions of this exemption handbook/guide. Documentation of this training shall be retained by the company in the employee’s records and made available to the Government as required.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

(ii) The pilot shall ensure personnel are briefed of specific actions required in the event of an emergency. The pilot shall be given initial written notification of the type, quantity, and the location of hazardous materials placed aboard the aircraft before the start of any project. Thereafter, verbal notification before each flight is acceptable. For operations where the type and quantity of the materials do not change, repeated notification is not required.

(iii) It is the responsibility of the Contractor to ensure that Contractor employees have received training in the handling of hazardous materials in accordance with 49 CFR 172.

B.11	PERSONNEL

Pilot Experience Requirements. The Pilot-in-Command shall hold a currently valid FAA commercial or higher pilot certificate with instrument rating and maintain currency and proficiency for that rating. In addition, the pilot shall also have logged flight time as Pilot-in-Command in fixed-wing aircraft of at least the following minimum amounts.

Flight Hours Experience

All airplanes	Flying hours
Total time	1500
Pilot in command total	1200
Pilot in command, as follows:
Category and class to be flown	200
Fixed wing - preceding 12-months	100
Cross Country	500
Operations in Mountainous terrain*	200
Night	100
Instrument - in flight	50
Instrument - actual/simulated	75
Make and model to be flown	25
Make & Model- preceding 60-days	10

*	Low level mountainous terrain is flight at 2500 feet AGL and below in terrain identified as mountainous in 14 CFR 95.11 and depicted in the Aeronautical Information Manual (AIM) Figure 5-6-2.

(a) Each Pilot-in-Command shall, at the discretion of the Contracting Officer, pass a

Government evaluation ride (not to exceed two (2) hours) in make and model over mountainous or typical terrain.

Note: Mountainous vs Typical depends upon location of designated base.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

(b) Mountain/Remote Airstrips: Pilots flying missions to Category 4 mountain/remote airstrips shall have successfully passed an evaluation ride given by a qualified Forest Service Pilot Inspector into a minimum of two (2) typical mountain/remote airstrips and shall have a mountain/remote airstrip endorsement on their Interagency Airplane Pilot Qualification Card. Prior to dispatching a Pilot into a mountain/remote airstrip the designated Company Check Pilot or Contractor will brief the Pilot on the hazards associated with the airstrip and verify that the Pilot meets initial, recurrent and 12-month specific mountain/remote airstrip requirements. Individual National Forests may have specific requirements for a particular airstrip. The appropriate dispatch office should be contacted to obtain current airstrip information. Before dispatching an aircraft into a Category 4 airstrip, a Pilot shall meet special requirements and the mission shall be coordinated with the local Forest.

(c) Category 4 mountain/remote airstrips are restricted by the Forest Service to daytime VFR flight only. Use authorization shall be obtained from the appropriate dispatch office. Pilots shall have an endorsement on their Interagency Airplane Pilot Qualification Card and meet specific currency.

(d) The Contractor shall provide the CO a list of Category 4 mountain/remote airstrips for which each Pilot is authorized.

(e) The Pilot-in-Command shall be capable of performing basic programming functions and operations of Contractor installed aircraft avionics. This includes the ability to enter and utilize newly assigned frequencies and tones by selected channel positions. The Pilot-in-Command shall be able to instruct the Agency observer in how to perform basic programming and operation of VHF-AM and VHF-FM radios, and GPS.

(f) All pilots must possess a Class I or Class II FAA medical certificate.

(g) All pilots shall possess and carry a current Interagency Airplane Pilot Qualification Card in accordance with the Schedule of Items.

(h) Pilots must speak English fluently.

(i) Co-pilots may be required on all aircraft engaged in IFR missions. Co-pilots shall meet the following requirements:

(1) Hold current FAA commercial license.

(2) Have current FAA instrument rating.

(3) Have valid FAA multi-engine rating.

(4) Current FAR Part 135 equipment check.

B.12	CONDUCT AND REPLACEMENT OF PERSONNEL

(a) Performance of Contract services may involve work and/or residence on Federal property. Contractor employees are expected to follow the rules of conduct established by the manager of such facilities that apply to all Government or non-Government personnel working or residing on such facilities. The Contractor may be required to replace employees who are found to be in noncompliance with Government facility rules of conduct.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

(b) Personnel, who perform ineffectively, refuse to cooperate in the fulfillment of the Contract objectives, are unable or unwilling to adapt to field living conditions, or whose general performance is unsatisfactory or otherwise disruptive may be required to be replaced.

(c) The CO shall notify the Contractor of specifics of the unsatisfactory conduct and/or performance by the Contractor’s personnel. The determination of unacceptability is at the sole discretion of the CO. When directed by the CO, the Contractor shall replace unacceptable personnel.

B.13	SUSPENSION AND REVOCATION OF PERSONNEL

(a) The CO may suspend a contractor pilot who fails to follow safe operating practices, does ineffective work, or exhibits conduct detrimental to the purpose for which contracted, or is under suspension or revocation by another government agency.

(b) Upon involvement in an Aircraft Accident or NTSB Reportable Incident (see 49 CFR Part 830), a pilot operating under this contract shall be suspended from performing pilot duties under this contract and any other activity authorized under the interagency pilot qualification card(s) issued to the pilot pending the investigation outcome.

(c) Upon involvement in an Incident-with-Potential as defined under mishaps, a pilot operating under this contract may be suspended from performing pilot duties under this contract and any other activity authorized under the interagency pilot qualification card(s) issued to the pilot pending the incident investigation outcome.

(d) When a pilot is suspended, and when requested, the interagency pilot/mechanic qualification card(s) shall be surrendered to the CO. Suspension will continue until:

(1) The investigation findings and decision indicate no further suspension is required and the interagency pilot qualification card(s) is returned to the pilot/mechanic;

OR

(2) Revocation action to cancel the interagency pilot authorization is taken by the issuing agency in accordance with agency procedures.

B.14	SUBSTITUTION / REPLACEMENT OR ADDITION OF AIRCRAFT

If an aircraft is due scheduled maintenance or requires maintenance to correct any deficiencies to the aircraft, the Contractor may substitute or replace the aircraft with a carded aircraft equal to or greater than the awarded performance at no cost to the government to include positioning of replacement aircraft. Flight time, availability or standby shall not be paid to facilitate replacements or substitutions. The Contractor is required to give three (3) days’ notice for substitution of aircraft for required maintenance, other substitutions or replacement request will be on a case-by-case basis. All requests for substitutions or replacements shall be coordinated with an Aviation Maintenance Inspector and the Contracting Officer. Final approval must be obtained and documented from the CO on all substitutions and replacements. Once approval is obtained, the Contractor shall notify the ordering dispatch office of the substitution or replacement.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

B.15	FLIGHT HOUR AND DUTY LIMITATIONS

(a) All flight time, regardless of how or where performed, except personal pleasure flying, will be reported by each flight crewmember and used to administer flight hour and duty time limitations. Flight time to and from the Home Base as a flight crewmember (commuting) will be reported and counted toward limitations if it is flown on a duty day. Flight time includes, but is not limited to: military flight time; charter; flight instruction; 14 CFR 61.56 flight review; flight examinations by FAA designees; any flight time for which a flight crewmember is compensated; or any other flight time of a commercial nature whether compensated or not.

(b) Duty shall include flight time, ground duty of any kind, and standby or alert status at any location. This restriction does not include “on-call” status outside of any required rest or off-duty periods.

(c) Flight time shall not exceed a total of eight (8) hours per day.

(d) Pilots accumulating 36 or more flight hours in any six (6) consecutive duty-days shall be off duty the next day. Flight time shall not exceed a total of 42 hours in any six (6) consecutive days. After any one (1) full off-duty day, pilots begin a new six (6) consecutive day duty-period for the purposes of this clause, providing during any 14 consecutive day period, each pilot shall have two (2) full days off-duty. Days off need not be consecutive.

(e) Assigned duty of any kind shall not exceed 14 hours in any 24-hour period. Within any 24-hour period, pilots shall have a minimum of ten (10) consecutive hours off duty immediately prior to the beginning of any duty-day. Local travel up to a maximum of 30 minutes each way between the work site and place of lodging will not be considered duty time. When one-way travel exceeds 30 minutes, the total travel time shall be considered as part of the duty day.

Note: The above travel time in excess of 30 minutes is considered duty time but is not compensable under standby or extended standby.

(f) Duty includes flight time, ground duty of any kind, and standby or alert status at any location.

(g) During times of prolonged heavy fire activity, the Government may issue a notice reducing the pilot duty-day/flight time and/or increasing off-duty days on a geographical or agency-wide basis.

(h) Flights point-to-point (airport to airport,) with a pilot and co-pilot shall be limited to ten (10) flight hours per day. (An airplane that departs “Airport A,” flies reconnaissance on a fire, and then flies to “Airport B,” is not point-to-point).

(i) Pilots may be relieved from duty for fatigue or other causes created by unusually strenuous or severe duty before reaching duty limitations.

(j) When pilots act as a mechanic, mechanic duties in excess of two (2) hours will apply as flight hours on a one-to-one basis toward flight hour limitations.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

(k) Relief, additional, or substitute pilots reporting for duty under this Contract shall furnish a record of all duty and all flight hours during the previous 14 days.

B.16	RELIEF PILOT

When requested by the government, the Contractor may furnish a relief crew to meet the days off requirement in accordance with the ‘Flight Hour and Duty Limitations’ clause. Approval to furnish relief crews and costs for transporting relief crews will be approved in advance by the CO or COR. Approval will be noted on the payment invoice in the remarks section. (Section B.31)

B.17	PERSONAL PROTECTIVE EQUIPMENT

The minimum PPE for flights shall consist of non-synthetic (natural fiber) materials or Nomex®, leather shoes or boots that fully cover the feet, and long pants that overlap the shoes when in the seated position. Long sleeve shirts are recommended. During the course of work under this contract and when such equipment is mandated by the local user unit’s policy, the Contractor’s personnel may be required to wear additional or supplemental personal protective equipment.

B.18	ACCIDENT PREVENTION AND SAFETY

(a) The USDA-FS utilizes Safety Management System (SMS) to enhance aviation safety and reduce accidents. Contractors are expected to utilize SMS principles in their aviation safety programs as referenced in E.2(b) and complete section E.8. USDA-FS solicitations require a functioning SMS Program that is commensurate with the size and scope of companies aviation operations.

(b) The Contractor shall furnish the CO with a copy of all reports required to be submitted to the FAA in accordance with 14 CFR that relate to Pilot and maintenance personnel performance, aircraft airworthiness, or operations.

(c) Following the occurrence of a mishap, the CO or their designee shall evaluate whether noncompliance or violation of provisions of the agreement, the Federal Aviation Regulations applicable to the Contractor’s operations, company policy, procedures, practices, programs, and/or negligence on the part of the company officers or employees may have caused or contributed to the mishap.

(d) The Contractor shall keep and maintain programs necessary to assure safety of ground and flight operations. The development and maintenance of these programs are a material part of the performance of the agreement. When the CO and Contract Compliance Inspection Team determines the Contractor’s safety program will not adequately promote the safety of operations, the Government may cancel the agreement. Examples of such programs are:

(1) Personnel activities,

(2) Maintenance,

(3) Safety,

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

(4) Compliance with regulations.

(e) The Contractor shall fully cooperate with the CO and the Contractor Compliance Inspection Team in the fulfillment of this paragraph. The CO may suspend performance during the evaluation period used to determine cause as stated above.

B.19	MISHAPS

(a) Reporting: The Contractor shall, by the most expeditious means available, notify the National Transportation Safety Board (NTSB) and the USDA-FS when an “Aircraft Accident” or NTSB reportable “Incident” occurs within any company operations, whether under the Agreement or not. Also, the USDA-FS shall immediately be notified when an “Incident with Potential” occurs. “Incidents with Potential” shall mean an incident that narrowly misses being an accident in which the circumstances indicate significant potential for substantial damage or serious injury, or a deviation from standard procedures. Classification of an incident as an “Incident with Potential” is determined by the Agency and is reported into the SAFECOM system.

The toll free 24 hour Interagency Aircraft Accident Reporting Hot Line number is:

1-888-4MISHAP (1-888-464-7427)

While operating under this Agreement, the Contractor must immediately, and by the most expeditious means available, notify the appropriate agency Regional Aviation Safety Manager (RASM) when an “Aircraft Accident”, NTSB reportable “Incident” or an “Incident with Potential” occurs.

(b) Forms Submission: Following an “Aircraft Accident” or when requested by the NTSB following the notification of a reportable “incident,” the Contractor shall provide the USDA-FS with the information necessary to complete an NTSB Form 6120.1/2.

(1) The NTSB Form 6120.1/2 does not replace the Contractor’s responsibility, within five (5) days of an event, to submit to the USDA-FS a “SAFECOM” to report any condition, observance, act, maintenance problem, or circumstance that has potential to cause an aviation-related mishap.

(2) Blank SAFECOMS and assistance in submitting SAFECOMS can be obtained from the USDA-FS. SAFECOMS may be submitted electronically at www.safecom.gov.

(c) Wreckage Preservation: The Contractor shall not permit removal or alteration of the aircraft, aircraft equipment, or records following an “Aircraft Accident”, “Incident”, or “Incident with Potential” which results in any damage to the aircraft or injury to personnel until authorized to do so by the CO. Exceptions are when threat-to-life or property exists; the aircraft is blocking an airport runway, etc. The CO shall be immediately notified when such actions take place.

Note: The NTSB’s release of the wreckage does not constitute a release by the CO, who shall maintain control of the wreckage and related equipment until all investigations are complete.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

(d) Investigation: The Contractor shall maintain an accurate record of all aircraft accidents, incidents, aviation hazards and injuries to Contractor or Government personnel arising in the course of performance under this Agreement. Further, the Contractor fully agrees to cooperate with the USDA-FS during an investigation and make available personnel, personnel records, aircraft records, and any equipment, damaged or undamaged, deemed necessary by the USDA-FS. Following a mishap, the Contractor shall ensure that personnel (Pilot, mechanics, etc.) associated with the aircraft shall be readily available to the mishap investigation team.

(e) Related Costs: The NTSB or USDA-FS shall determine their individual agency investigation cost responsibility. The Contractor will be fully responsible for any cost associated with the reassembly, approval for return-to-availability, and return transportation of any items disassembled by the USDA-FS.

(f) Search, Rescue, and Salvage: The cost of search, rescue, and salvage operations made necessary due to causes other than negligent acts of a Government employee shall be the responsibility of the Contractor.

B.20	INITIAL INSPECTION AND ACCEPTANCE

In accordance with Federal Acquisition Regulation Clause 52.212-4 (a), the following is added:

(a) Pre-Use Inspection of Equipment and Personnel: After award of the BOA, and any renewal, an inspection of the Contractor’s equipment and personnel will be made. Inspections will be performed during normal Government working hours at the designated home base. (Section A.6)

Note: If after the initial inspection of the aircraft, documented discrepancies are not corrected within 30 days, a re-inspection may be required. If re-inspection is required it will be solely at the discretion of the Government. Re-inspection will take place at a time and place directed by the Government.

(b) The aircraft and Pilot(s) will be made available for inspection as scheduled by the Government.

(c) At the scheduled inspection, the Contractor shall provide a complete listing of all FAA ADs and Manufacturer’s Mandatory Service Bulletins (MSBs) applicable to the make, model, and series of aircraft being offered. Documentation of compliance to each AD and MSB will include date and method of compliance, date of recurring compliance, an authorized signature, and certificate number will be recorded. The list shall be similar to that shown in AC 43-9, as amended.

(d) All components or items installed in the offered aircraft that are subject to specified time basis or schedule (time/calendar life) for inspection, overhaul, or replacement shall be listed and made available to the Government at time of inspection. The list shall include component name, serial number, service life or inspection/overhaul time, total time since major inspection, overhaul, or replacement and hours/cycles calendar time remaining before required inspection, overhaul, or replacement. The list shall be similar to that shown in AC 43-9, as amended.

(e) The Contractor may be required to furnish a copy of the procedures manual and revisions as required by 14 CFR 135 (as applicable).

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

(f) The Contractor may be required to furnish copies of SMS safety program documents, such as accident prevention plans, safety training plans, hazard reports, compliance audits, and safety awards.

(g) The items described below shall be made available at the pre-use or renewal inspection:

(i) Certificates/Agreement:

(A) Copy of 14 CFR 135 Operations Specifications (as applicable).

(B) Complete copy of the Basic Ordering Agreement, including modifications with each aircraft.

(ii) Pilot(s)

(A) Completed Airplane Pilot Qualifications and Approval Record Form (FS-5700-20) and Pilot log books.

(B) FAA Pilot certificates.

(C) Current FAA Pilot medical certificate.

(D) Pilot 14 CFR 135 Airman Competency/Proficiency Check (FAA Form 8410- 3). Category aircraft requiring two (2) pilots, competency proficiency checks per 14 CFR 61.

(E) The Contractor shall ensure that each Pilot reviews the Agreement, receives a briefing from a Forest Service Pilot Inspector, and signs the USDA Forest Service Aviation Operations Briefing: Fire Pre-Season Operations Guide for Fixed-Wing Pilots and Aircraft.

(F) Current signed briefings shall be in receipt of the CO prior to operating under the Agreement and annually thereafter. Signed briefings will be maintained with the pilot approval records.

(G) Each Pilot shall be reevaluated every five (5) years and/or at the discretion of the Government.

(iii) Equipment

(A) Appropriate equipment installed, or available to be installed, on the aircraft for the flight evaluation.

(B) Aircraft maintenance records.

(C) A&P mechanic available.

(D) Additional equipment as offered even when not requested by this agreement.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

B.21	INITIAL PRE-USE INSPECTION EXPENSES

(a) All operating expenses incidental to the inspection shall be borne by the Contractor.

(b) Pilot evaluation flights may require up to two (2) hours of flight time for each Pilot as deemed necessary by the Agency Inspector Pilot. All evaluation flights shall be performed in a carded aircraft of like make and model furnished for the Agreement.

(c) Documented discrepancies on the initial inspection shall be corrected within 30 days of inspection unless coordinated with the Regional Maintenance Inspector. Any re-inspection cost shall be borne by the Contractor. Re-inspection will take place at a location determined by the CO and at the convenience of the Government.

B.22	RE-INSPECTION EXPENSES

When re-inspection is necessary because Contractor equipment and/or personnel did not satisfy the initial inspection, or when inspecting substitute personnel and/or equipment subsequent to the initial pre-use inspection, the Contractor may be charged the actual costs incurred by the Government in performing the re-inspection. Re-inspections will be performed at a time and location mutually agreed to by the Contractor and CO and at the convenience of the Government.

B.23	INSPECTIONS DURING USE

(a) After arrival at the requested operating base an agency ATGS or Flight Manager will perform and agency peruse inspection form before accepting the aircraft for operations. This field audit documents current condition of the aircraft and will be signed by the contractor’s representative (Pilot) and the government official. A Copy of this inspection will be kept on the aircraft and sent to the CO/COR. (See Exhibit 21)

(b) At any time during the Contract period, the Government may require inspections/tests as deemed necessary to determine that the Contractor’s equipment and/or personnel currently meet specifications. Government costs incurred during these inspections will not be charged to the Contractor.

(c) Should the inspections/tests reveal deficiencies that require corrective action and subsequent re-inspection, the actual costs incurred by the Government may be charged to the Contractor.

(d) When the aircraft becomes unavailable due to mechanical breakdown, the Government reserves the right to inspect the aircraft after the Contractor’s mechanic has approved the aircraft for return to service. For items covered under 14 CFR 135.415, the Contractor shall furnish the CO with a completed copy of FAA Form 8010-4, Malfunction or Defect Report.

B.24	AUTHORIZED ORDERING ACTIVITIES

The Geographic Area Coordination Centers (GACC) and Hosting Dispatch Center are authorized to fill orders under the Basic Ordering Agreement. Contractors shall not accept orders from any other source.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

B.25	ORDERING PROCEDURES

(a) The GACC will make an operational determination by evaluating operational needs, aircraft capabilities and cost considerations in determining the most suitable and best valued vendor. Once the determination is made, a Resource Order shall be issued to the Contractor as documentation of hire, which may include the following type of information:

(1) Order number

(2) Ordered aircraft by Agreement Item and/or N-Number

(3) Date of flight

(4) Estimated time of departure

(5) The ordered duty hours, if applicable

(6) Flight point of origin

(7) Flight destination

(8) Passenger/cargo manifest

(9) Flight description

(10) Flight-following arrangements and agency radio frequencies

(11) Known flight hazards

(12) PPE requirements

(b) The Government does not guarantee the placement of any orders for service under this Agreement and the Contractor is not obligated to accept any orders. When the Government places an order for services, if the Contractor elects to accept the order, either through written acknowledgement or commencement of performance, an agreement will thereby be established. This agreement will include all of the terms and conditions called out under this BOA.

B.26	POINT OF HIRE

Point of Hire shall be the Contractor’s Home Base as specified in Section A.6 or the location of aircraft at the time of hire.

B.27	ASSIGNED WORK LOCATION(S)

The Assigned Work Location will be determined when the order for services is placed.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

B.28	REIMBURSEMENT FOR MOBILIZATION AND DEMOBILIZATION COSTS

The Contractor will be reimbursed for all mobilization and demobilization costs from the home base to the assigned work location and back to the home base for each time this agreement is exercised.

B.29	ORDERING AND PAYMENT FOR ADDITIONAL PILOT

(a) The government representative with the approval of the ordering unit may order an additional pilot on an intermittent basis to maximize usage of the aircraft. The pilot may be furnished at the option of the Contractor. All terms and conditions of the Agreement will apply except as set forth below:

(b) When ordered by the government representative, the additional optional pilot will be paid a lump sum as offered in Section A.3 for travel days and work days.

(c) Payment for Overnight Allowance will be made as described in B.37 for the additional Pilot.

(d) Transportation costs shall be reviewed by the CO to determine reasonableness. Reasonable costs of roundtrip transportation will be paid. This does not apply to relief crews brought in by the Contractor on primary pilot or crews’ mandatory days off at home base.

B.30	MISCELLANEOUS COSTS TO THE CONTRACTOR

(a) Housing, subsistence, ground transportation, and other expenses will be the responsibility of the Contractor or its employees at the Home Base. (Section A.6)

(b) The Government will reimburse the Contractor for any airport use costs the Contractor is required to pay when ordered to operate from an airport other than the home base such as airport landing fees, tie-down charges, or other similar type costs.

(c) Miscellaneous unforeseeable costs not recovered through the contract payment rates and are the direct result of ordered service may be reimbursed at actual cost if approved by the Contracting Officer. Itemized receipts must support claims for reimbursement and must be kept on file by the contractor and made available to the CO or COR upon request.

(d) When Contractor’s aircraft is dispatched away from the home base, the Government will authorize payment for additional necessary and reasonable costs involved in transporting authorized relief crewmembers to and from work bases when approved in advance by the Contracting Officer. These costs are limited to the actual transportation of the individual; i.e., airplane tickets, car rentals, etc. Salary costs for the Contractor’s employee(s) while in travel status is not a cost for which the Government will reimburse the Contractor.

B.31	DAILY AVAILABILITY REQUIREMENTS

(a) Equipment. The aircraft and related equipment is required to be available for a period of 14 hours each day beginning at the start of morning civil twilight unless otherwise specified by the government representative.

(b) Personnel. Personnel will be in one of the following categories of availability:

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

(1) Standby (Duty Day). The beginning of the Standby (Duty Day) period will be set by the government representative and may be adjusted from day-to-day. Once Standby begins, the standby (Duty Day) period will continue for nine (9) consecutive hours regardless of the payment status of the aircraft. During the Standby (Duty Day) period, the personnel/aircraft shall be able to respond to a dispatch within 15 minutes unless an alternate response time is established by the government representative. Delays caused by local air traffic and other causes beyond the pilots control will not be considered part of the 15 minutes. This requirement does not apply when the aircraft is being relocated/ferried to a different working airbase.

(2) Extended Standby. (That period over nine (9) hours per day per authorized pilot) is not intended to compensate the Contractor on a one-to-one basis for all hours necessary to service and maintain the aircraft, nor is it paid while crew is traveling to and from place of lodging. Extended standby must be specifically ORDERED and documented on the Flight Use Report by the Government and only in unusual circumstances will the Government compensate the Contractor for extended standby when aircraft is not also available for immediate dispatch. Extended Standby is not applicable to double-flight crews.

(3) Authorized Break. During the standby period, requirements may be modified by the CO to allow Contractor’s personnel time off away from the assigned work location or to conduct routine maintenance. No deduction of availability will be made for such authorized breaks except when Contractor personnel fail to return to Standby upon request. The Contractor will provide the CO with information on how to contact Contractor personnel. Personnel will be allowed one (1) hour to return to standby status after the contact attempt is made. Failure to return to work within one (1) hour will result in loss of availability.

(4) Release-from-Duty. The Contractor’s personnel may be released and be considered off duty prior to completion of their individual crew duty limitation period. Once released, the Contractor personnel are not required to return to Standby status the same day. Service shall be recorded as fully available provided the CO has.

B.32	UNAVAILABILITY

(a) The Contractor will be considered “Unavailable” whenever equipment or personnel are unable to perform or fail to perform the requirements of this Contract. Unavailability however, will not be assessed when the pilot(s) has/have reached flight and/or duty limitations while performing under this Contract when the conditions in B.15 Flight and Duty Limitations occur.

(b) Unavailability status will continue until the deficiency is corrected. It is the Contractor’s responsibility to inform the CO whenever the equipment or personnel become available. Inspection by the Government after a performance failure has occurred will be made as promptly as possible after the Contractor has given notice that the deficiency has been corrected. When Inspection reveals that the failure has been corrected, the Contractor will be considered in “Available” status from the time the Contractor gives notice to the Government that the deficiency has been corrected.

(c) Periods of Unavailability will be accumulated for the day and posted on the Flight Use Invoice as actual clock unavailability.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

B.33	PAYMENT PROCEDURES

(a) All Flight Use Reports will be electronically packaged and submitted through the Aviation Business System (ABS) for payment processing. Payments will still be made semi-monthly for services approved. The Flight Use Reports will be “packaged/bundled” every two (2) weeks and sent to the vendor electronically for approval for submission through the ABS system and electronically forwarded to the Albuquerque Service Center (ASC) for payment. The Flight Use Reports processed during the first half of the month will be processed for payment about the 15th and those accumulated during the last half of the month will be processed about the 1st of the following month.

(b) Submission of receipts will not be required for reimbursement purposes, however the contractor will provide verification if requested by the CO.

B.34	PAYMENT FOR AVAILABILITY

(a) Availability will be paid at the applicable rate specified in the Schedule of Items only when Contractor’s equipment and personnel meet the Daily Availability Requirements and are recorded in ABS.

(b) Availability for aircraft will be ordered, measured, and recorded each day.

(c) Payment for availability will not commence until the aircraft and flight crew arrive at the Assigned Work Location and are available for standby. On the first day, if an aircraft arrives at the Assigned Work Location at or before 1200 hours (noon local time) a full day of availability will be paid. Aircraft arriving after 1200 hours (noon local time), will be paid for a half-day of Availability. For purposes of this clause, on the first and last day, duty time will be computed based on time zone at point of departure.

(d) On the last day at the Assigned Work Location, aircraft released from the Assigned Work Location at or before 1200 hours (noon local time) will be paid one half-day of Availability. Aircraft released after 1200 hours (noon local time) will be paid for a full day of Availability.

(e) No more than one day of Availability may be earned in a calendar day (0001 to 2400).

(f) The awarded daily availability rate shall include all fixed and variable costs (depreciation, salaries, travel costs to and from lodging, overhead, permanent shop facilities, etc.) incurred in providing continuous service exclusive of those costs directly attributed to actual flight.

B.35	PAYMENT FOR FLIGHT—FLIGHT TIME MEASUREMENT

(a) Payment for flight time will be made only when flight is properly ordered by designated personnel. Payment will be made proportionately based upon the applicable unit price per hour as stated in the Schedule of Items. Unless otherwise agreed upon, ordered flights will originate and/or terminate at the Home Base specified in the Schedule of Items.

(b) No flight time shall be paid for loading, unloading, refueling, or warm-up operations. A flight hour meter as specified in B.4 STANDARD EQUIPMENT will be used to measure flight time in hours and tenths. Each flight leg total will be entered on the payment invoice and multiplied by the offered price per hour as stated in the Schedule of Items. In the event that the flight hour meter malfunctions during flight, clock time may also be used. Clock time will begin at the start of the takeoff roll and end when the aircraft comes to rest at the parking or unloading area. Flight time will be entered in ABS (Flight Use Report).

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

Conversion Table

Minutes = Hundredths

1= .02	11=.18	21=.35	31=.52	41 =.68	51=.85
2= .03	12=.20	22=.37	32=.53	42=.70	52=.87
3= .05	13=.22	23=.38	33=.55	43=.72	53=.88
4= .07	14=.23	24=.40	34=.57	44=.73	54=.90
5= .08	15=.25	25=.42	35=.58	45=.75	55=.92
6= .10	16=.27	26=.43	36=.60	46=.77	56=.93
7= .12	17=.28	27=.45	37=.62	47=.78	57=.95
8= .13	18=.30	28=.47	38=.63	48=.80	58=.97
9= .15	19=.32	29=.48	39=.65	49=.82	59=.98
10=.17	20=.33	30=.50	40=.67	50=.83	60=1 .00

(c) Flight (ferry) time of aircraft to and from the Contractor’s Home Base and work location will be paid at the flight rate specified in the Schedule of Items. (A.3)

(d) The Government does not guarantee any flight time.

(e) If a dispatch or flight is cancelled after 1 (one) engine is operating, or if ordered for repositioning to or from a specific parking location (i. e. refueling out of pit area, or for any needed ramp maintenance) payment will be made at 1/10th of an hour of the specified flight rate and coded appropriately. Payment will only be made when start or move is requested by the government.

B.36	PAYMENT FOR EXTENDED STANDBY

(a) Extended standby for the pilot(s) (that period over the first, nine (9) hours of standby per day, per crewmember) will be measured in hours rounded to the next full hour and paid at the rate specified in the Schedule of Items in accordance with A.11, Daily Availability Requirements, and Extended Standby.

(b) Extended Standby is not applicable on days when mobilization or demobilization is paid.

B.37	PAYMENT FOR OVERNIGHT ALLOWANCE

(a) The Contractor shall receive an overnight allowance for each Pilot for each night that the Government requests the Pilot to stay at a location other than the Home Base. The Government will pay the Contractor the actual cost of lodging up to the current standard maximum rate that is allowed (or high rate, if applicable) as established by the Federal Travel Regulations (FTR). Rates are available at: www.gsa.gov/perdiem

(b) Overnight allowance will not be paid when the aircraft is assigned to its Home Base.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

(c) If partial overnight allowance is provided by the Government, the Contractor will be reimbursed at current FTR rates for the portion that is Contractor provided.

(d) The appropriate rate for meals and incidental expenses will be paid unless the Government makes three (3) meals available to the Contractor.

(e) The Contractor’s lodging will be paid only when lodging is not furnished by the Government. If the Contractor elects to not utilize Government provided lodging, there is no reimbursement for lodging or transportation costs incurred by the Contractor. When the FTR rate changes, the change in overnight allowance to the Contractor will become effective on the effective date of the FTR change.

(f) The Flight Use Report shall clearly show the county or city where the overnight occurred. High rate claims for subsistence that do not include this information will be reduced to the standard rate.

(g) In the event that FTR rate(s) are not available, the Government shall be notified and the Flight Use Report documented accordingly. Documentation and supporting itemized paid receipts will be provided to the CO, upon request.

B.38	FOOD AND DRINK

During days of high incident activity when the Government deems it necessary to provide food and drink refreshments to flight crews for sustained operations, the Government will furnish such items at the Government expense.

B.39	CONTRACTOR STAND-DOWN OR DEACTIVATION

(a) The Contractor shall immediately notify the Contracting Officer by telephone, followed up with a written notification (email or letter) to the Contracting Officer, when the Contractor implements a stand-down or when the Contractor de-activates any or all of the aircraft/fleet that is operating in compliance with this Agreement. The Contractor’s verbal and written notifications shall include all of the tail number(s) for all the effected aircraft, the rationale for the stand-down/deactivation, and the estimated duration of the stand-down or the deactivation.

(b) The Contractor shall also notify the Contracting Officer by telephone, followed up with a written notification (email or letter) to the Contracting Officer of the planned reactivation date for each of the effected aircraft. The Contractor’s verbal and written notifications shall include the tail number(s) of all of the reactivated aircraft, the rationale/corrective action plan (if applicable), and the date(s) of the reactivation(s). Once a Contracting Officer has been officially notified of a Contractor implemented stand-down and/or deactivation, the Contracting Officer shall notify the appropriate Government officials accordingly.

(c) The Contractor must also comply with all requirements of B.19 Accident Prevention and Safety and B.20 Mishaps.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

B.40	COMMERCIAL FILMING AND VIDEOTAPING

(a) In accordance with 36 C.F.R. Part 251 and U.S. Forest Service Manuals 1600 and 2700 all commercial filming or videotaping (e.g., filming for feature films, reality shows, documentaries, television specials, etc.) on National Forest System lands requires the filming entity to apply for, and obtain, a special use authorization prior to the start of any filming, or associated activities, on National Forest System lands. This requirement is applicable to filming directly by contractors and is also applicable to filming of contractors of the U.S. Forest Service while on National Forest System lands.

(b) Any filming, or associated activities, occurring on National Forest System lands pursuant to a properly acquired special use authorization may be limited or prohibited during a fire fighting or incident support situation at the discretion of the Incident Commander or applicable government authority.

(c) All contractually required recorded data, and images and voice data collected or stored from radios, sensors, phones, cameras or other audio and image recording devices are the property of the of the USDA Forest Service while on contract.

(d) This will include but not be limited to, Additional Telemetry Units, Automated Flight Following, and Operational Loads Monitoring data and data collected or stored from EO/IR sensors, any cameras, radios or other audio and video recording devices owned by the Contractor, Contractor representatives or the Forest Service. Use of the audio and image data outside of the scope of the Agreement is prohibited unless authorized in writing by the Contracting Officer.

B.41	CONDITION INSPECTION GUIDELINES RESTRAINT SYSTEMS

(a) Federal Aviation Regulations require that occupant restraints systems are to be replaced in aircraft manufactured after July 1, 1951; such systems shall conform to standards established by the FAA. These standards are contained in Technical Standard Order TSO-C22. Restraint system eligible for installation in aircraft may be identified by the marking TSO-C22, TSO-C114 on the webbing, or by a military designation number since military systems comply with the strength requirements of the TSO. Aircraft manufacturer installed restraint systems with part numbers are acceptable. Each system shall be equipped with an approved metal-to-metal latching device.

(b) Federal Aviation Regulations provide minimum inspection guidance, other than to state, that mildew and fraying may render the restraint system un-airworthy and that suspected webbing should be tested for tensile strength. The tensile strength requirement for a single person system is 525 pounds (most systems are rated at 1,500 pounds).

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

(c) Unacceptable Condition Criteria:

Webbing	Hardware	Stitching	TSO Tags
Frayed (5%)	Inoperable	Broken	Missing
Torn	Damaged	Excessive Wear	Illegible
Crushed	Corroded	Missing
Swollen	Excessive Wear
Creased
Deteriorated

(d) References:

14 CFR Part 91.205

14 CFR Part 21.607

AC 21-34

TSO-C22

TSO-C114

B.42	DEFINITIONS

As used throughout this Agreement, the following terms shall have the meaning set forth below:

Additional Personnel. Additional personnel specifically ordered by the CO where it is to the Government’s advantage to have additional availability of the aircraft (not to be confused with a relief Pilot furnished by Contractor to replace primary Pilot).

Air Tactical. Special mission flights above 500 feet AGL involving the aerial airspace management and use of aviation resources.

Aircraft Accident. An occurrence associated with the operation of an aircraft, which takes place between the time any person boards the aircraft with the intention of flight and all such persons have disembarked, and in which any person suffers death or serious injury, or in which the aircraft receives substantial damage.

Aircraft Incident. An occurrence other than an accident, associated with the operation of an aircraft, which affects or could affect the safety of operations.

Aircraft Make and Model. A specific make and basic model of aircraft, including modification; e.g., a Cessna 206.

Aircraft Make. Model, and Series. A specific make, model, and series of aircraft including modification (e.g., a Cessna 310 is not the same make, model, and series as a Cessna 337).

Airspace Conflict. A near mid-air collision, intrusion, or violation of airspace rules.

Alert Status. A status subject to flight and duty limitations in which the Contractor has one (1) hour to return to standby, if ordered by the CO to do so.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

Assigned Work Location. A location other than the Home Base, established to permit operation from vicinity of a project area.

Aviation Hazard. Any condition, act, or set of circumstances that exposes an individual to unnecessary risk or harm during aviation operations.

Call-When-Needed. A term used to identify the furnishing of services on an “as needed basis” or “intermittent use” in Government procurement agreements. There is no guarantee the Government will place any orders and the Contractor is not obligated to accept any orders. However, once the Contractor accepts an order, the Contractor is obligated to perform in accordance with the terms and conditions stated herein.

Cargo. Any item that is not an occupant or part of the aircraft carried by the aircraft.

Category 4 Airstrip. These are mountain/remote airstrips and are restricted by the Forest Service to day VFR flight only. Use authorization must be obtained from the appropriate National Forest dispatch office. Pilots must have an endorsement on their Pilot Qualification Card and meet specific currency requirements.

Civil Twilight. Begins in the morning, and ends in the evening when the center of the sun is geometrically 6° below the horizon.

Contractor. An operator being paid by the Government for services.

Crew Member. A person assigned to perform duties in an aircraft during flight time.

Cruising Speed, Service Ceiling, and Cruising Range. Shall be the same as applied by the Civil Aeronautics Board (CAB) and FAA, United States Department of Transportation, and the aircraft manufacturer.

Empty Weight. The last weight and moment entry on the aircraft weight and balance record. Empty weight is determined using weight and balance data which was determined by actual weighing of the aircraft within 36 calendar months preceding the starting date of the Agreement, or renewal period, and following any major repair or major alteration or change to the equipment list which affects the center of gravity of the aircraft.

Equipped Weight. Equipped weight equals the Empty Weight (as listed in the Weight and Balance Data) plus the weight of lubricants and onboard equipment required by the Agreement (e.g., survival kit).

The aircraft equipped weight is determined using weight and balance data which was determined by actual weighing of the aircraft within 36 calendar months preceding the starting date of the Agreement, or renewal period, and following any major repair or major alteration or change to the equipment list which affects the center of gravity of the aircraft.

Fatal Injury. Any injury, which results in death within 30 days of the accident.

Federal Aviation Regulations. Rules and regulations contained in Title 14 of the Code of Federal Regulations.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

Ferry Flight. Movement of the aircraft under its own power from point-to-point without passenger(s) or cargo.

Fire Reconnaissance. Special mission flights above 500 feet AGL involving the detection of fires.

Flight Crew. Those Contractor personnel, required by the Federal Aviation Administration, to operate the aircraft safely while performing under the Agreement to the Government.

Flight Manager. Designated Government Representative for all passengers on a flight.

Fully Operational. Aircraft, Pilot(s), other personnel, repairs, operating supplies, service facilities, and incidentals necessary for the safe operation of the aircraft both on the ground and in the air.

Fully Rated Capacity. The number of passenger seats or pounds of cargo load authorized in the applicable Type Certificate Data Sheet.

Gross Weight. The loaded weight of an aircraft. Gross weight includes the total weight of the aircraft, the weight of the fuel and oil, and the weight of the entire load it is carrying.

Ground Mishap, Aircraft. An aircraft mishap in which there is no intent to fly; however, the power plants and/or rotors are in operation and damage incurred requiring replacement or repair of rotors, propellers, wheels, tires, wing tips, flaps, etc., or an injury is incurred requiring first aid or medical attention.

Hazard. Any condition, act or set of circumstances that exposes an individual to unnecessary risk or harm during aviation operations.

Home Base. The home base shall be the primary address listed on the FAR 135 Air Carrier Operating certificate issued by certificate holding FAA District Office.

Incident. An occurrence other than an accident, associated with the operation of an aircraft, which affects or could affect the safety of operations.

Incident with Potential. An incident that narrowly misses being an accident and in which the circumstances indicate serious potential for substantial damage or injury. Final classification will be determined by the agency Aviation Safety Manager.

Instrument Flight Rules (IFR). As defined in 14 CFR 91.

Internal Cargo Compartments. An area within the aircraft specifically designed to carry cargo.

Law Enforcement. Those duties carried out by agency personnel together with personnel from cooperating agencies, to enforce various Federal laws applicable to trespass (those activities relating to timber, grazing, fire, occupancy and others). Other activities can include those that are illegal under the antiquities acts and the manufacturing, production, and trafficking of substances in violation of the Controlled Substances Act (16 U.S.C. 559b-f)) and other illegal activities occurring on agency jurisdictional lands. Specific law enforcement activities can include surveillance (visual, infrared, or photographic), transportation of law enforcement personnel and persons in custody, and transportation of property (both internally and externally).

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

Life-Threatening. A situation or occurrence of a serious nature, developing suddenly and unexpectedly and demanding immediate action to prevent loss of life.

Maintenance Deficiency. An equipment defect or failure which affects or could affect the safety of operations, or that causes an interruption to the services being performed.

Maximum Certificated Gross Weight: Maximum certificated gross weight is the absolute maximum allowable weight (crew, passengers, fuel, oil, fluids, cargo, and special equipment) as established by the manufacturer and approved by the Federal Aviation Administration.

Medical Attention. An injury, less than serious, for which a physician prescribes medical treatment and makes a charge for this service.

Mishap, Aviation. Mishaps include aircraft accidents, incidents-with-potential, aircraft incidents, and aircraft maintenance deficiencies.

Mission Use. The use of an aircraft that in-itself constitutes discharge of official Forest Service responsibilities. Mission flights may be either routine or emergency, and may include such activities as lead plane, smokejumper/paracargo, aerial photography, mobilization/demobilization of emergency support resources, reconnaissance, survey, and project support. Mission flights do not include official travel to make speeches, attend conferences or meetings, or make routine site visits.

Mountain Flying. Conducting flight operations that require special techniques including takeoffs and landings at locations with 5,000 feet above sea level or greater pressure altitudes, at temperature ranges above 75 degrees F, and/or limited and unimproved airstrips.

Mountain/Remote Airstrips. These are Category 4 airstrips and are restricted by the Forest Service to day VFR flight only. Use authorization must be obtained from the appropriate National Forest dispatch office. Pilots must have an endorsement on their Pilot Qualification Card and meet specific currency requirements.

Night Operations. For ordered flight missions that are performed under the Agreement, night shall mean: 30 minutes after official sunset to 30 minutes before official sunrise, based on local time of appropriate sunrise/sunset tables nearest to the planned destination.

Occupant: Any crew or passenger that is aboard an aircraft.

Operating Agency. An executive agency or any entity thereof using agency aircraft, which it does not own.

Operational Control. The condition existing when an entity exercises authority over initiating, conducting, or terminating a flight.

Operator. Any person who causes or authorizes the operation of an aircraft, such as the owner, lessee, or bailee of an aircraft.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

Passenger. Any person aboard an aircraft who does not perform the function of a flight crewmember or crewmember.

Passenger Seating Capacity. Number of passenger seats excluding Pilot(s).

Pilot-In-Command (PIC). The Pilot responsible for the operation and safety of the aircraft during the time defined as flight time.

Point-to-Point. Aircraft operations between any two geographic locations operationally suitable for takeoff and landing (airport to airport). A flight to a designated or defined mountain/remote airstrip (category 4) does not constitute a point-to-point flight.

Precautionary Landing. A landing necessitated by apparent impending failure of engines, systems, or components which makes continued flight inadvisable.

Resource Reconnaissance. Special mission flights above 500 feet AGL involving observation and fact-finding reconnaissance, e.g., wildlife monitoring, snow surveys, search and rescue, timber and range surveys, insect and disease surveys, law enforcement, and aerial photography.

SAFECOM. Used to report any condition, observance, act, maintenance problem, or circumstance which has potential to cause an aviation related mishap. The purpose of the SAFECOM form is not intended to be punitive in nature. It will be used to disseminate safety information to aviation managers and also to aid in accident prevention by trend monitoring and tracking. See www.safecom.gov

Serious Injury. Any injury which: (1) requires hospitalization for more than 48 hours, commencing within 7 days from the date the injury was received; (2) results in a fracture of any bone (except simple fractures of fingers, toes or nose); (3) causes severe hemorrhages, nerve, muscle or tendon damage; (4) involves any internal organ; or; (5) involves second or third-degree burns, or any burns affecting more than 5% of the body surface.

Special Mission Aircraft. Aircraft approved for other than point-to-point only missions. Transportation is limited to personnel required to carry out the special mission of the aircraft.

Special Missions. Aviation resource mission in direct support of incidents, e.g., air tactical, fire reconnaissance, resource reconnaissance, all-risk, mountain/remote airstrips (category 4), and other missions requiring special qualifications, training, and/or equipment.

Substantial Damage. Any damage or failure which adversely affects the structural strength, performance or flight characteristics of the aircraft, and which would normally require major repair or replacement of the affected component. Engine failure or damage limited to an engine, if only one engine fails, or rotor or propeller blades and damage to landing gear, wheels, tires, flaps, engine accessories, brakes, or wing tips are not considered “substantial damage” for the purpose of this part.

Useful Load. The maximum allowable weight (passengers and/or cargo) that can be carried in any one mission.

Visual Flight Rules (VFR). As defined in 14 CFR Part 91.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

B.43	ABBREVIATIONS

A&P	Airframe & Powerplant (Mechanic)
ABS	Aviation Business Systems
AC	Advisory Circular
ACCO	Air Carrier/Commercial Operator
AD	Airworthiness Directive
AFF	Automated Flight Following
AMD	Aviation Management Directorate (formerly OAS)
AMI	Aviation Maintenance Inspector
ASP	Aviation Safety Plan
ATC	Air Traffic Control
BOA	Basic Ordering Agreement
CAB	Civil Aeronautics Board
CG	Center of Gravity
CO	Contracting Officer
CFR	Code of Federal Regulations
COR	Contracting Officer’s Representative
COTR	Contracting Officer’s Technical Representative
CWN	Call-when-Needed (Agreement)
DOI	Department of the Interior
DOT	Department of Transportation
ELT	Emergency Locator Transmitter
EPA	Environmental Protection Agency
ETA	Estimated Time of Arrival
FAA	Federal Aviation Administration
FAO	Forest Aviation Officer
FAR	Federal Acquisition Regulations
FHP	Forest Health Protection
FPMR	Federal Property Management Regulations
FS	Forest Service
FSS	Flight Service Station
GACC	Geographic Area Coordination Center
GPM	Gallons-Per-Minute
GPS	Global Positioning System
ICAO	International Civil Aviation Organization
IFR	Instrument Flight Rules
IMC	Instrument Meteorological Conditions
ISA	International Standard Atmosphere
M&IE	Meals and Incidental Expenses
MEL	Minimum Equipment List
MSL	Mean Sea Level
NTSB	National Transportation Safety Board
NOTAM	Notice to Airmen
PA	Public Address System
PASP	Project Aviation Safety Plan
PIC	Pilot-in-Command
PPE	Personal Protective Equipment
PTT	Push-To-Talk

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE B

DESCRIPTIONS/SPECIFICATIONS

RAO	Regional Aviation Officer
RASM	Regional Aviation Safety Manager
RON	Remain-Over-Night
SIC	Second-in-Command/Co-Pilot
STC	Supplemental Type Certificate
TBO	Time Between Overhaul
TCAS	Traffic Collision Avoidance System
TSO	Technical Standard Order
TFR	Temporary Flight Restriction
USDA-FS	United States Department of Agriculture-Forest Service
VFR	Visual Flight Rules
VNE	Velocity Never Exceed
VSO	Stall Speed in a landing configuration
VSWR	Voltage Standing Wave Ratio

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE C

ATTACHMENTS

ATTACHMENT 1 - AUX-FM RADIO INTERFACE FS/OAS A-17

Solicitation No.12024820Q9102 U.S. Forest Service Region 1 ATGS CWN Light Fixed Wing Aircraft National Office SCHEDULE C ATTACHMENTS ATTACHMENT 1 AUX FM RADIO INTERFACE FS/OAS A 17 I h I 7 I R A U X F M A CO N N ECT OR A IRCRA FT GRO U ND B PTT L OW> ISO L A TE O T S B 1 1 C PTT HIGH CO N T AC T’ 1 D A U D I 0 L 0 W 1 + + l E AU 0 I 0 HIGH 1 F M IC L OW c G M IC HIGH + H S PARE J I SPAR E 0 J 1: MS3 11 2 E1 2 1 0S (M/WMS3116F12 10P) J 1    1 J 2: B ULKHEA D FE MA LE BNC ~SPAR E T AN TE N NA: COMANT Cl 17 7 OR E J 2 C=1} ‘ E EOU IV A LE N T    1 RADIO INTERF AC E: NAT AA34 , PREMIER PA 3 4, OR EQU IVA LE N T National Interagency Firv Center ltiiFC) I Avionics {208) 387 5 643 F Designed b y l by l Approved b y date l Filename l D ate l Scale E.KOENIG B. 12/0111991 110001F 06/22/1999 NONE F Rev No Revlslon no te Date Initials Checked U .S.D.A. I AUX FM RADIO INTERFACE E Correct Contract Ver $ion Mic High/Low Pin Swap 06/11/1999 FAS BC FOREST SERV 1CE J FS’OASA 1 7 Sheet l F I Clarify PTT Operation. Add as. Add J 1 Mate 06/22/1999 FAS I BC I F 1/ 1 1 I 2 I ~ 6 I 7 I 8

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE C

ATTACHMENTS

ATTACHMENT 2 - FS/AMD A-24 AVIONICS OPERATIONAL TEST STANDARDS (Rev D) (Oct 2010)

The following operational test standards apply to all contractually required/offered avionics equipment under US Forest Service contract and Department of the Interior Aviation Management Directorate interagency fire contracts.

Abbreviations and Selected Definitions are in Section 9.

(a) Installations, Maintenance and Other Items

Visual Inspection

Inspect for obvious damage, inoperative displays, missing or incorrect parts, proper labeling, and documentation

Antennas, Mounting, and Installation

Forward/Reverse ratio of 2.5:1 or better, broadband aircraft type antennas, rigidity, doubling plates, proper bonding, proper RF cables, security, proper wire size

Magnetic Direction Indicator (Compass)

Installed, placarded, calibrated with engines operating stating that radios were on or off, calibration readings of not more than 30° increments, (system required on standard category A/C per 14 CFR 91.205; if installed, installed and placarded per 14 CFR Parts 23, 25, 27, or 29)

Accessory Power Source

Connector	MS3112E12-3S installed, proper location, permanently mounted, polarity, voltage at correct pins

Circuit Breaker	Correct amperage value, operation

Remote Cargo Hook Connector: Helicopter

Connector	MS3101A24-11S installed, polarity, switched voltage, within 12” of cargo hook, securing lanyard

Wiring	Per FS/AMD A-16 for intended application

Circuit Breaker	50 ampere, operation

Cargo Bell and Light System: Smokejumper

Cargo Bell	Location, activation, sound level

Light System	Location, activation, indicators

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE C

ATTACHMENTS

(b) Communications Systems

Emergency Locator Transmitter (ELT)

Type	TSO-C91a or TSO-C126C

Mounting	Per TSO and manufacturer’s instructions

Antenna	External, proper mounting, correct location, portable antenna available for automatic portable types

G Switch	Subject TSO-C91a ELTs to a quick jerking motion (if easily removable), test N/A for TSO-C126 ELTs

Battery Date	Date not expired, matching dates on ELT and in aircraft records

Operation	Manually operates, PRF acceptable, (only check TSO-C126 units when directly connected to a test set)

Remote	Location visible and accessible to PIC, functionality, indicator

Logbook	Annual 14 CFR 91.207(d) test completed, battery expiration date on

ELT matches date in maintenance record

VHF-AM Transceiver

Type	TSO’d, selectable frequencies in 25 kHz increments, 760 channel minimum, operation from 118.000 to 136.975 MHz, 720 channel acceptable only if contractually permitted

Operation	To and from service monitor

Receiver	Squelch opens at acceptable level, clarity

Transmitter	Modulation from 15% to 85%, 5 watts nominal output minimum, frequency within 20 PPM (+2.46 kHz @ 122.925 MHz) (per NTIA Manual Chapter 5)

Display	All segments visible in direct sunlight

P25 Digital Aeronautical VHF-FM Transceiver

Type	Listed on Fire Approved Radios list and meets FS/AMD A-19

Power Output	10 watts nominal output, multiband transceivers 6 to 10 watts nominal output

VSWR	Forward/reverse ratio of 2.5:1 or better at 150, 160, and 170 MHz

Antenna	Cobham (Comant) CI 177-1 or equivalent, installation and mounting

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE C

ATTACHMENTS

CTCSS Tones	All current TIA-603 standard tone encode & decode tone capability, TX tone level of 300 to 600 Hz in narrowband, frequency within 1.5 Hz of selected tone, proper operation

NAC and TGID	Operator selectable

Main Receiver	Squelch opens @ 1 to 2 uV with direct connection at 150, 160, and 170 MHz, audio output of at least 100 mV with narrowband input (1.5 to 2.5 kHz modulation), less than 10% distortion

Main Transmitter	Narrowband deviation from 1.5 to 2.5 kHz, narrowband frequency within 2.5 PPM (+421 Hz @ 168.3500 MHz) (per NTIA Manual Chapter 5)

Guard Receiver	Squelch opens @ 1 to 2 uV with direct connection at 168.6250 MHz, audio output of at least 100 mV with narrowband input (1.5 to 2.5 kHz modulation), less than 10% distortion

Guard Transmitter	Quickly selectable, operates on 168.6250 MHz, TX CTCSS tone of 110.9 Hz, narrowband deviation from 1.5 to 2.5 kHz, narrowband frequency within 2.5 PPM (+422 Hz @ 168.6250 MHz) (per NTIA Manual Chapter 5)

Mounting	Meets AC 43.13-2A, controls equally convenient to PIC and SIC/observer

Software	Current operating software per NIICD Hotsheet

Analog Aeronautical VHF-FM Transceiver: Forest Health Protection Only (non-fire)

Type	Technisonic TFM-138 (serial number 1540 & up), TFM-138B/C/D, or TFM-500, Northern Airborne Technology NTX138-070

Power Output	10 watts nominal output

VSWR	Forward/reverse ratio of 2.5:1 or better at 150, 160, and 170 MHz

Antenna	Cobham (Comant) CI 177-1 or equivalent, installation and mounting

CTCSS Tones	All current TIA-603 standard tone encode & decode tone capability, TX tone level of 300 to 600 Hz in narrowband, frequency within 1.5 Hz of selected tone, proper operation

Main Receiver	Squelch opens @ 1 to 2 uV with direct connection at 150, 160, and 170 MHz, audio output of at least 100 mV with narrowband input (1.5 to 2.5 kHz modulation), less than 10% distortion

Main Transmitter	Narrowband deviation from 1.5 to 2.5 kHz, narrowband frequency within 2.5 PPM (+421 Hz @ 168.3500 MHz) (per NTIA Manual Chapter 5)

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE C

ATTACHMENTS

Guard Receiver	Squelch opens @ 1 to 2 uV with direct connection at 168.6250 MHz, audio output of at least 100 mV with narrowband input (1.5 to 2.5 kHz modulation), less than 10% distortion

Guard Transmitter	Quickly selectable, operates on 168.6250 MHz, TX CTCSS tone of 110.9 Hz, narrowband deviation from 1.5 to 2.5 kHz, narrowband frequency within 2.5 PPM (+422 Hz @ 168.6250 MHz) (per NTIA Manual Chapter 5)

Mounting	Meets AC 43.13-2A, controls equally convenient to PIC and SIC/observer

AUX-FM Provisions (Not Required)

Operation	RX & TX functions through aircraft audio system(s), sidetone present, TX deviation output matches portable’s stand-alone output, installed per FS/AMD A-17

Controls	TX and RX selectors on all required audio controls

VSWR	Forward/reverse ratio of 2.5:1 or better at 150, 160, and 170 MHz

Antenna	Cobham (Comant) CI 177-1 or equivalent, installation and mounting

Mounting Facilities	Meeting AC 43.13-2A (Field Support Services AUX-EPH-RB or equivalent), within 18” of AUX-FM connectors, controls convenient to SIC/observer

Connectors	MS3112E12-10S, female BNC, both bulkhead mounted, both adjacent

VHF-FM Programming Port

Operation	Location, ability to program each radio

Adapters	Available for installed radio type, serial or USB connector

VHF-FM Aeronautical Antenna: Light Fixed Wing

RF Cable	Location, cable length, male BNC connector

Antenna	Cobham (Comant) CI 177-1 or equivalent, installation and mounting

VSWR	Forward/reverse ratio of 2.5:1 or better at 150, 160, and 170 MHz

P25 Digital VHF-FM Mobile Radio

Type	Listed on Fire Approved Radios list

Operational Check	Proper RX and TX operation

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE C

ATTACHMENTS

Power Output	30 watts minimum nominal output

SWR	Forward/reverse ratio of 2.5:1 or better at 150, 160, and 170 MHz

Antenna	Antenna Specialists ASPR-7490; Maxrad MWB-5803; or equivalent, installation and mounting

CTCSS Tones	All current TIA-603 standard tone encode & decode tone capability, TX tone level of 300 to 600 Hz in narrowband, frequency within 1.5 Hz of selected tone, proper operation

NAC and TGID	Operator selectable via radio controls

Receiver	Squelch opens @ 0.25 to 0.5 uV with direct connection at 150, 160, and 170 MHz, audio output of at least 100 mV with narrowband input (1.5 to 2.5 kHz modulation), less than 10% distortion

Transmitter	Narrowband deviation from 1.5 to 2.5 kHz, narrowband frequency within 2.5 PPM (+421 Hz @ 168.3500 MHz) (per NTIA Manual Chapter 5)

Field Programmability	Contractor demonstration without the use of a computer to program the radio

Software	Current operating software per NIICD Hotsheet

P25 Digital VHF-FM Portable Radio (Does not meet requirement)

Type	Listed on Fire Approved Radios list

Operational Check	Proper RX and TX operation

Power Output	1 watt but no more than 10 watts nominal output

VSWR	Forward/reverse ratio of 2.5:1 or better at 150, 160, and 170 MHz

Battery	Alkaline: At least one clamshell; Rechargeable: Two (2) fully charged battery packs at beginning of each shift

CTCSS Tones	All current TIA-603 standard tone encode & decode tone capability, TX tone level of 300 to 600 Hz in narrowband, frequency within 1.5 Hz of selected tone, proper operation

NAC and TGID	Operator selectable via radio controls

Receiver	Squelch opens @ 0.25 to 0.5 uV with direct connection at 150, 160, and 170 MHz, audio output of at least 100 mV with narrowband input (1.5 to 2.5 kHz modulation), less than 10% distortion

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE C

ATTACHMENTS

Transmitter	Narrowband deviation from 1.5 to 2.5 kHz, narrowband frequency within 2.5 PPM (+421 Hz @ 168.3500 MHz) (per NTIA Manual Chapter 5)

Field Programmability	Contractor demonstration without the use of a computer to program the radio

Software	Current operating software per NIICD Hotsheet

Automated Flight Following

Operation	Accurate & current position data displayed on Webtracker, required data in Webtracker database, uses satellites

Installation	Per manufacture’s manual and AC 43.13-2A, operates using aircraft power, dedicated circuit breaker

Antenna	Antenna external to unit, antenna with clear path to satellites

Public Address System: External (Not Required)

Operation	Acceptable operation, ability to understand voice 100 feet below aircraft while aircraft is in flight, uses headset/helmet mic

Controls	PA TX selector on all required audio controls

Public Address System: Internal (Not Required)

Operation	Acceptable operation, ability to hear clearly throughout cabin/PAX area, Smokejumper A/C amplifier with 25 watts output with less than 10% distortion for conveying intelligible messages to all occupants from all positions with jump door open, uses headset/helmet mic, (system required on A/C with +19 PAX seats per 14 CFR 135.150 & Smokejumper A/C)

Controls	PA TX selector on all required audio controls

Siren (Not Required)

Operation	Provides Yelp and Wail tones, uses External PA speakers

Controls	Manual activation for PIC & SIC/observer

(c) Navigation Systems

Panel Mounted GPS

Type	TSO’d, panel mounted

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE C

ATTACHMENTS

Installation	Convenient to both PIC and SIC/observer

Operation	Correct present position or lock on, database age does not exceed contract limit, WGS-84 datum

Moving Map (when required)	Display area 1.5” high x 3.0” wide minimum, aircraft position relative to waypoints, displays geographical features

Portable/Handheld GPS

Type	Aviation portable, not a drive along the road type

Installation	Convenient to both PIC and SIC/observer, installation meets AC 43.13- 2A, uses aircraft power for operation, approved installation via Form 337

Antenna	Antenna remoted from unit with clear path to satellite signals

Operation	Correct present position or lock on, database does not exceed contract limit, WGS-84 datum

Moving Map (when required)	Display area 1.5” high x 3.0” wide minimum, aircraft position relative to waypoints, displays geographical features

GPS Data Connector

DB-9F connector, correct pins active, proper location

Additional GPS Antenna

Freeflight Systems 16248-20 antenna, female type N connector & location

Altitude Encoder and Pitot Static Systems

Meets 14 CFR 91 Part 91 IFR requirements, 14 CFR 91.411 & 14 CFR Part 43 Appendixes E and F logbook entry not expired (24 calendar month maximum)

Transponder with Altitude Reporting Capability

Type	TSO-C74b (Mode A), TSO-C74c (Mode A with altitude reporting capability), or TSO-C112 (Mode S)

Installation	Meets 14 CFR 91.215(a), 91.215(b), and 91.413

Records	Required 14 CFR 91.413 & 14 CFR Part 43 Appendix F logbook entry not expired (24 calendar month maximum)

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE C

ATTACHMENTS

VOR

Panel mounted, flag pull, to/from operation, audio, all display segments visible in direct sunlight, maximum bearing error of +4°, maximum variation between dual system of +4°, IFR aircraft require aircraft log/record entry for IFR 30 day check per 14 CFR 91.171

Localizer

Maximum error of +4°, flag pull, interfaced to #1 VOR system

Glideslope

Maximum error of +2°, flag pull, interfaced to #1 VOR system

Marker Beacon

All indicators operate properly, acceptable sensitivity, acceptable audio level (service monitor required)

DME

Proper heading to station, proper distance to station, all display segments visible in direct sunlight, independent from GPS system

ADF

Points to station, 360° operation, acceptable audio, all display segments visible in direct sunlight

(d) Weather Systems

Thunderstorm Detection Equipment

Acceptable operation, Weather Radar is an approved alternative, (system required on aircraft with +10 PAX seats except helicopters in day VFR per 14 CFR 135.173), (not required in Hawaii & Alaska)

Weather Radar

Acceptable operation, (system required on aircraft with +10 PAX seats per 14 CFR 135.175), (not required in Hawaii & Alaska)

(e) Collision Avoidance Systems

Ground Proximity Warning System (GPWS)

GPWS requirements expired on 3/29/2005. See Terrain Awareness and Warning System (TAWS)

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE C

ATTACHMENTS

Radar Altimeter

Indicator near glare shield or low altitude light installed, range of 0’ to 2,000’ minimum

Terrain Awareness and Warning System (TAWS)

Acceptable audio, Flight Manual documentation, disabled on Smokejumper and paracargo operations, (system required on turbine powered airplanes with +6 PAX seats per 14 CFR 91.223 and 135.154)

Traffic Advisory System (TAS)

Type	TSO’d active system, on and operating per 14 CFR 91.221 (system required on turbine airplanes with +10 PAX seats per 14 CFR 135.180)

Installation	Manufacturers display or MFD, convenient to PIC and SIC, acceptable audio level, Airtanker MFD display area 2.75” high x 3.0” wide minimum, Flight Manual documentation

Range	Operator selectable from 2 NM (or less) to at least 10 NM

Operation	360 target acquisition, minimal airframe shadowing, on MEL (when applicable) with inoperable status NTE 15 days

Traffic Collision and Alert Device (TCAD)

See Traffic Advisory System (TAS)

(f) Recorder Systems

Cockpit Voice Recorder (Not Required)

Proper area mic location, headset mic(s) operation, radio RX operation; locator beacon battery date current, (system required on multiengine turbine powered A/C with +6 PAX seats requiring two (2) pilots by TC or operating rule per 14 CFR 91.609 and 135.151)

Flight Data Recorder (Not Required)

Locator beacon battery date current, (system required on multiengine turbine powered A/C with +10 PAX seats if manufactured/registered after 10/11/1991 per 14 CFR 91.609 & 135.152 and with +20 PAX seats if operated after 10/11/1991 per 14 CFR 135.152)

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE C

ATTACHMENTS

(g) Audio Systems

Audio Control System: General Requirements Applicable to All

Location	Convenient to required operator(s), not a safety hazard

Labeling	Legible, permanent, understandable (i.e. COM 1, COM 2, FM 1, AUX, etc or COM 1, COM 2, COM 3, COM 4, etc with radios marked accordingly)

Specifications

Hum, Noise, and Crosstalk	40 dB below specified audio output

Specified Audio Output	100 mW with an input of 250 mV, both at 600 ohms

Distortion	Less than 10%

Audio Control System: Helicopter: See applicable drawings (Not Required)

Required Controls	Individual TX selection, individual RX selection switches, separate RX and ICS audio level controls

Operation

TX Selection	Automatically selects proper radio and companion receiver; each required transceiver, PA, and ICS (N/A w/hot mic) system has individual TX selection

RX Selection	Selects proper radio receiver (on/off switch), each required receiver has individual RX selector

PTT Switch	Proper operation, separate radio TX and ICS TX switches at all required positions

ICS and Radio RX Volume	Proper operation, audio level

Sidetone	Present for each transceiver, acceptable audio level

Crosstalk	Proper operation at all required positions

Rappel/ Shorthaul	Hot Mic at Spotters position, Spotter cord proper length, proper ICS and TX capability at specified positions, additional Audio Control System (FS light helicopters may use SICs, DOI required to use SICs)

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE C

ATTACHMENTS

Audio Control System: Light Fixed Wing

Required Controls	Individual TX selection, individual RX selection switches (Air Tactical)

Operation

TX Selection	Automatically selects proper radio and companion receiver; each required transceiver, PA, and ICS (N/A w/hot mic) system has individual TX selection; ATGS Instructor TX operation uses SIC/observer audio control or has a separate system (Air Tactical)

RX Selection	Selects proper radio receiver (on/off switch)

PTT Switch	Proper operation, non-pilot switch not on flight control

ICS and Radio RX Volume	Proper operation, audio level

Sidetone	Present for each transceiver, acceptable audio level

Crosstalk	Proper operation at all required positions

Audio Control System: Airtanker (Not Required)

Required Controls	PIC and SIC systems interchangeable, individual TX selection, individual RX selection switches, pilot inspector monitors SIC or has a separate system (no TX or NAV required)

Operation

TX Selection	Automatically selects proper radio and companion receiver; each required transceiver, PA, and ICS (N/A w/hot mic) system has individual TX selection

RX Selection	Selects proper radio receiver (on/off switch)

PTT Switch	Proper operation

ICS and Radio RX Volume	Proper operation, audio level

Sidetone	Present for each transceiver, acceptable audio level

Crosstalk	Proper operation at all required positions

Audio Control System: Smokejumper (Not Required)

Required Controls	Individual TX selection, individual RX selection controls, separate RX master and ICS audio level controls

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE C

ATTACHMENTS

Operation

TX Selection	Automatically selects proper radio and companion receiver; each required transceiver, PA, and ICS (N/A w/hot mic) system has individual TX selection; spotter with TX indicator

RX Selection	Selects proper radio receiver (on/off switch for PIC & SIC, adjustable volume controls for spotter/mission coordinator)

PTT Switch	Proper operation

ICS and Radio RX Volume	Proper operation, audio level sufficient for intelligible reception to helmeted spotter with jump door open while in flight

Sidetone	Present for each transceiver, acceptable audio level

Crosstalk	Proper operation at all required positions

(h) Intercommunications System (ICS)

Available at Required Positions	Per contractually required locations

Operation	Proper audio & mic operation at each required position, Smokejumper isolation with Call button and PIC LED

Hot Mic/VOX	Presence per contract requirements, proper operation

PTT and Volume Controls	Presence per contract requirements, proper operation, Airtanker ICS PTT not required if normal conversation can be maintained while in flight

Specifications

Hum, Noise, and Crosstalk	40 dB below specified audio output

Specified Audio Output	100 mW with an input of 250 mV, both at 600 ohms

Distortion	Less than 10%

(i) Abbreviations & Selected Definitions

AC	Advisory Circular

A/C	Aircraft

ADF	Automatic Direction Finder

AFF	Automated Flight Following

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE C

ATTACHMENTS

AM	Amplitude Modulation

AMD	Aviation Management Directorate

ATGS	Air Tactical Group Supervisor

AUX-FM	Auxiliary Frequency Modulated portable radio

BNC	Bayonet Neill Concelman, a quick disconnect RF connector

CFR	Code of Federal Regulations

CTCSS	Continuous Tone Controlled Squelch System

CVR	Cockpit Voice Recorder

dB	Decibel

DME	Distance Measuring Equipment

DOI	Department of the Interior

ELT	Emergency Locator Transmitter

FDR	Flight Data Recorder

FM	Frequency Modulation

FS	Forest Service

GPS	Global Positioning System

GPWS	Ground Proximity Warning System, see TAWS

GS	Glideslope, see ILS

Hz	Hertz (1 hertz)

ICS	Intercommunication System

IFR	Instrument Flight Rules

ILS	Instrument Landing System, see GS and LOC

kHz	Kilohertz (1,000 hertz)

LED	Light Emitting Diode

LOC	Localizer, see ILS

MB	Marker Beacon

MEL	Minimum Equipment List

MFD	Multifunction Display

Mic or mic	Microphone

MHz	Megahertz (1,000,000 hertz)

Multiband Transceiver	A transceiver capable of operating in more than one frequency band
(i.e. 136 to 174 MHz and 403 to 512 MHz) as opposed to a standard
VHF-FM transceiver which can only operate in the 136 to 174 MHz frequency band.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE C

ATTACHMENTS

mW	Milliwatts (0.001 watts)

mV	Millivolts (0.001 volts)

NAC	Network Access Code, see P25

NAV	Navigation Systems

NM	Nautical Mile

NTIA Manual	National Telecommunications & Information Administration, Manual of Regulations and Procedures for Federal Radio Frequency Management

NTE	Not To Exceed

P25	Project 25 Digital, open architecture digital communications system

PA	Public Address

PAX	Passenger or passengers

PIC	Pilot in Command

PPM	Parts Per Million

PRF	Pulse Repetition Frequency

PTT	Push to Talk

RF	Radio Frequency

Rx or RX	Receive or reception

SIC	Second in Command, copilot

TAS	Traffic Advisory System

TAWS	Terrain Awareness and Warning System

TC	Type Certificate

TCAD	Traffic Collision and Alert Device, see TAS

TCAS	Traffic Collision and Alert System, see TAS

TGID	Talkgroup, a sub code of a NAC

TSO	Technical Standard Order

Tx or TX	Transmit or transmission

USB	Universal Serial Bus

uV	Microvolt (0.000001 volts)

VHF	Very High Frequency

VOR	VHF Omnidirectional Range

VOX	Voice Activated

VSWR	Voltage Standing Wave Ratio

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE C

ATTACHMENTS

ATTACHMENT 3—AIRPLANE PILOT QUALIFICATIONS AND APPROVAL RECORD

OMB 0596-0015 AIRPLANE PILOT QUALIFICATIONS A ND APPROVAL RECORD (Reference FSH 5709.16)    .... S ECTION 1- PILOT INFO RMATION (Fill in the blanks) I 2. Date of Birth I 3, Home Telephone No.    4. Home Address (Strset. Cy. Stole & Zip Code)    5. Employed by 9. Previous Employer 13. Previous Employer 17. Medieal Cottilieate a. crau b. Date    6. Address 10. Address 14. Address 18. Airman Certificate ( Circ/6)    7. Telephone No. 11. Telephone No. 15. Telephone No.    8. Employed since 12. Period Employed 16. Period Employed    19. To Be flown Total PIC Hou,. (8) (b)    LID ll....Mg§ c. Com f. MEL i. CFI    d. Instrument g. ses ). Type Ratings    flight Type 20. Total Pilot Time (Airplane) 21. Command (PIC) Airplane 22. Total X-Counlry 23. Total Night 24. Instrument: In Flight 25. Instrument: Actual 26. Instrument: Sinulated 27, PIC Airplane: last 12 Months 28. PIC Airplane: Last 60 Days 29. PIC ‘ Low level’ Opns (-500 AGL) 30. PIC $ Terrain• 31. PIC over 12,500 #Gr. WI. 32. PIC Operations    33. PIC, Single Engine Airplane 34. PIC. Mufti-Engine Airplane    land Sea Land Sea    a,_( )low Level w ) Resource Reoon c,_( ) Air Tactical L( ) Smokejumper PIC L{ ) Smokejumper SIC !.....( ) Paracargo    g. ( ) Mountainous Terrain h. ( ) Mountain Ai’strip i. ( ) Unprepared (A!rotrip} landilgs j. ( ) Airtanker PIC k. ( ) Airtanker Initial Attack t ( ) Airtanker SIC    m. ( )SEAT Pilot-Level ) Infrared OpmtiOOs o. ( ) Point-To-Point p, ( )Other q, ( )Other r. ( ) Other

77

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE C

ATTACHMENTS

ATTACHMENT 4 - ADDITIONAL ASSISTANCE

Additional assistance may be obtained by contacting any of these offices:

REGIONAL AVIATION OFFICER

Attn: Phil Ketel

Phone: (406) 329-4903

phil.ketel@usda.gov

REGIONAL MAINTENANCE INSPECTOR

Attn: John Farro

Phone: (406) 829-7345

john.farro@usda.gov

REGIONAL AVIONICS INSPECTOR

Attn: Ken Koeneman

Phone: (406) 329-7344

Ken.koeneman@usda.gov

REGIONAL FIXED WING OPERATIONS SPECIALIST

Attn: Hon Schlapfer

Phone: (406) 329-4914

Hon.schlapfer@usda.gov

REGIONAL AVIATION CONTRACTING OFFICER

Attn: David Hershey

3833 S. Development Ave, MS-1100

Boise, ID 83705-5354

Phone: (208) 387-5681

david.hershey@usda.gov

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE C

ATTACHMENTS

ATTACHMENT 5—CWN LFW PREUSE INSPECTION FORM

AIRCRAFT EQUIPMENT (CONSULT CONTRACT)

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE C

ATTACHMENTS

ATTACHMENT 6 - AIRPLANE APPROXIMATE FUEL CONSUMPTION RATES FOR SELECTED AIRCRAFT

AIRCRAFT TYPE	GAL/HOUR

King Air 90	70

King Air 100	80

King Air 200	93

King Air 300	89

Aero Commander (690A/B)	80

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE C

ATTACHMENTS

ATTACHMENT 7 - WAGE DETERMINATION

This contract includes the Department of Labor (DOL) wage determination specified below. In order to reduce the size, the following information has been extracted from the wage determination listed below and identifies the occupation of service employees that would typically be employed on this type of contract. To receive the wage determination in its entirety, please contact the issuing office.

DOL WAGE DETERMINATION NO. 1995-0222, REV. 50 DATED 02/26/2020

Area: Nationwide

Applicable Occupation:	Airplane Pilot	Minimum Hourly Wage:	$29.94

DOL WAGE DETERMINATION NO. 1995-0221, REV. 50 DATED 02/26/2020

Area: Nationwide

Applicable Occupation	Aircraft Mechanic II	Minimum Hourly Wage:	$32.35

	Aircraft Mechanic III	Minimum Hourly Wage:	$34.12

FRINGE BENEFITS REQUIRED AND APPLICABLE FOR THE OCCUPATIONS IDENTIFIED ABOVE

1.	Health & Welfare:	$4.54 per hour or $181.60 per week or $776.93 per month
2.	Vacation:	2 weeks paid vacation after 1 year of service with a Contractor or successor; 3 weeks after 5 years; 4 weeks after 15 years. Length of service includes the whole span of continuous service with the present Contractor or successor, wherever employed, and with the predecessor Contractors in the performance of similar work at the same Federal facility. (Reg. 29 CFR 4.173)
3.	Holidays:	Minimum of ten paid holidays per year: New Year’s Day, Martin
Luther King Jr’s Birthday, Washington’s Birthday, Memorial Day,
Independence Day, Labor Day, Columbus Day, Veterans’ Day,
Thanksgiving Day and Christmas Day. (A Contractor may
substitute for any of the named holidays another day off with pay in accordance with a plan communicated to the employees
involved.) (Reg. 29 CFR 4.174)

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE C

ATTACHMENTS

ATTACHMENT 8 - PUBLIC AIRCRAFT OPERATIONS DECLARATION

This attachment serves as notice that you may be conducting Public Aircraft Operations (PAO) while under agreement to the United States Forest Service (USFS). Flights ordered and conducted under this agreement may be considered Public Aircraft Operations.

After agreement award, the Contractor/Company is responsible for providing the following information to the Federal Aviation Administration Flight Standards District Office that your 133, 135 and/or 137 Certificates are issued by. In addition, a copy of this document is required to be carried in each aircraft listed below.

Civil Operator: Name your Certificates are Held Under

Aircraft Type (Fixed-Wing or Helicopter): Make/Model/Series

Name of Aircraft Owner: Name on Aircraft Registration

Aircraft Registration Number(s): N Number(s) of Aircraft on Agreement

Agreement Number: 12024BXXXXXXX

Agreement Type and Service: CWN Light Fixed Wing Services

Date of Agreement: Agreement Award Date

Date of Proposed First Flight as a PAO: Effective Date of Agreement

Date PAO Declaration Expires: This date should be the final day of the agreement period of performance – including the base period of the agreement plus all possible option years.

Public Aircraft Operations are being conducted under Agreement by: U.S. Forest Service, 1400 Independence Avenue SW, Washington DC 20250

Acquisition Management Official: David Hershey, Contracting Officer, david.hershey@usda.gov or 208-387-5627.

Government Official Making PAO Flight Determinations: Paul Linse, Assistant Director of Aviation, paul.linse@usda.gov or 202-557-1545.

Please contact Paul Linse, Assistant Director of Aviation, paul.linse@usda.gov or 202-557-1545 with comments or questions regarding the PAO declaration.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE C

ATTACHMENTS

ATTACHMENT 9 - CPARS EVALUATION FROM

SCHEDULE C ATTACHMENTS ATTACHMENT 9- CPARS EVALUATION FORM    SCHEDULE C ATTACHMENTS ATTACHMENT 9- CPARS EVALUATION FORM    U.S. FOREST SERVICE INCIDENT SUPPORT BRANCH 3833 S. DEVELOPMENT AVE BOISE, IDAHO 83705-5354 Phone 208-387-5665 Fax 208-387-5384    U.S. DEPARTMENT OF INTERIOR IBC ACQUISITION SERVICES 300 E MALLARD DR SUITE 200 BOISE, ID 83706 Phone 208-433-5026 Fax 208-433-5030    EVALUATION REPORT ON CONTRACTOR PERFORMANCE “”“CPARS Compatible Format””” SOURCE SELECTION INFORMATION NOT FOR PUBLIC RELEASE (see FAR 3.104 & 42.1503)    AGENCY / USER ADDRESS CITY I STATE/ ZIP CONTRACT COR PROGRAM TITLE    CONTRACT NO. CONTRACTOR PERIOD OF PERFORMANCE LOCATION OF PERFORMANCE FROM I TO I    CONTRACT EFFORT DESCRIPTION (check all that apply)    EXCLUSIVE USE FIRE MANAGEMENT OTHER MISSION— CALL WHEN NEEDED 0 ON CALL    RESOURCE O MAINTENANCE    INSTRUCTIONS: This form can be completed on the computer or printed and completed by hand. Use the mouse to navigate. To check or uncheck a box, ‘double click’ the box. If further direction is required on how to complete this evaluation or where to submit it, please contact your Contracting Officer. Comment boxes are formatted to automatically wrap the entered text. Check the box that best describes the level in which the Contractor supported the area described. Comments are essential and must substantiate your rating selection. N/A = not applicable. If additional space is required, use page 2 of the form or attach additional page(s). SEE PAGE 4 FOR EVALUATION RATINGS DEFINITIONS

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE C

ATTACHMENTS

Solicitation No. 1202482009102    U.S. Forest Service Region 1 A TGS CWN Light Fixed Wing Aircraft National Office SCHEDULE C ATTACHMENTS 2. Schedule. Contractor was prepared and available to begin work on contract start date and provided daily coverage during the contract period with little to no disruption or unavailability. Contractor kept COR infonned of crew exchanges, maintenance issues, etc. 0 N/A 0 Exceptional 0 Very Good 0 Satisfactory 0 Marginal 0 Unsatisfactory COMMENTSq” ~ 3. Cost Control. How well does the contractor control operating costs? (Check N/A if this is a Firm Fixed price or Firm Fixed Price with Economic Price Adjustment contract) 0 N/A 0 Exceptional 0 Very Good 0 Satisfactory 0 Marginal 0 Unsatisfactory COMMENTS!V” ~ 4. Management. Contractor and on-site representatives were professional, well qualified, and committed to customer satisfaction and safety of operations. Contractor provided necessary support for key personnel and if applicable, took necessary action to correct or replace any personnel. 0 N/A 0 Exceptional 0 Very Good 0 Satisfactory 0 Marginal 0 Unsatisfactory COMMENT Sq’ ~ I

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE C

ATTACHMENTS

Solicitation No. 1202482009102    U.S. Forest Service Region 1 A TGS CWN Light Fixed Wing Aircraft National Office SCHEDULE C ATTACHMENTS 5. Small Business. How does the contractor support small business? (Check N/A unless this is a large business and a subcontracting plan is required) 0 N/A 0 Exceptional 0 Very Good 0 Satisfactory 0 Marginal 0 Unsatisfactory COMMENTS~~ I 6. Regulatory Compliance. How well does the contractor comply with governing regulations such as the Federal Aviation Regulation or others. 0 N/A 0 Exceptional 0 Very Good 0 Satisfactory 0 Marginal 0 Unsatisfactory COMMENTS~~ I 7. Other- Safety. Contractor and on-site representatives attitude and efforts, as well as actual application, towards aircraft safety and general safety of operations? 0 N/A 0 Exceptional 0 VeryGood 0 Satisfactory 0 Marginal 0 Unsatisfactory COMMENT

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE C

ATTACHMENTS

Solicitation No. 1202482009102    U.S. Forest Service Region 1 A TGS CWN Light Fixed Wing Aircraft National Office SCHEDULE C ATTACHMENTS 8. Customer Satisfaction. Identify to what level you were satisfied with the services provided under this contract. If given the opportunity, would you hire this contractor again to accomplish a similar project? 0 yes 0 No 0 N/A >~0 Exceptional 0 VeryGood 0 Satisfactory 0 Marginal 0 Unsatisfactory COMMENTS. 9. Other Areas: 0 N/A 0 Exceptional 0 Very Good 0 Satisfactory 0 Maroinal 0 Unsatisfactory 10. Other Areas: 0 N/A 0 Exceptional 0 Very Good 0 Satisfactory 0 Maroinal 0 Unsatisfactory 11. Other Areas: 0 N/A 0 Exceptional 0 Very Good 0 Satisfactory 0 Marginal 0 Unsatisfactory 12. Other Areas: 0 N/A 0 Exceptional 0 Very Good 0 Satisfactory 0 Marginal 0 Unsatisfactory Additional comments to support your response to any item above or other items (will not be posted on CPARS website) Name, Title of Individual Completing this Form (include agency, phone and electronic address) Signature

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE C

ATTACHMENTS

RATING	DEFINITION	NOTE
Exceptional	Performance meets contractual requirements and exceeds many to the Government’s benefit. The contractual performance of the element being assessed was accomplished with few minor problems for which corrective actions taken by the Contractor was highly effective.	To justify an Exceptional rating, identify multiple significant events and state how they were of benefit to the Government. A singular benefit, however, could be of such magnitude that it alone constitutes an Exceptional rating. Also there should have been NO significant weaknesses identified.

Very Good	Performance meets contractual requirements and exceeds some to the Government’s benefit. The contractual performance of the element being assessed was accomplished with some minor problems for which corrective actions taken by the Contractor was effective.	To justify a Very Good rating, identify a significant event and state how it was a benefit to the Government. There should have been no significant weaknesses identified.

Satisfactory	Performance meets contractual requirements. The contractual performance of the element being assessed contains some minor problems for which corrective actions taken by the Contractor appear or were satisfactory.	To justify a Satisfactory rating, there should have been only minor problems, or major problems the contractor recovered from without impact to the contract. There should have been NO significant weaknesses identified.

Marginal	Performance does not meet some contractual requirements. The contractual performance of the element being assessed reflects a serious problem for which the Contractor has not yet identified corrective actions. The Contractor’s proposed actions appear only marginally effective or were not fully implemented.	To justify Marginal performance, identify a significant event in each category that the Contractor has trouble overcoming and state how it impacted the Government. A Marginal rating should be supported by referencing the management tool that notified the Contractor of the contractual deficiency. (e.g. quality, schedule, business relations, management of key personnel, safety report or letter)

Unsatisfactory	Performance does not meet most contractual requirements and recovery is not likely in a timely manner. The contractual performance of the element contains a serious problem(s) for which the contractor’s corrective actions appear or were ineffective.	To justify an Unsatisfactory rating, identify multiple significant events in each category that the Contractor had trouble overcoming and state how it impacted the Government. A singular problem, however, could be of such serious magnitude that it alone constitutes an unsatisfactory rating. An Unsatisfactory rating should be supported by referencing the management tools used to notify the contractor of the contractual deficiencies (e.g. management, quality, safety, etc.)

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE C

ATTACHMENTS

Attachment 10 – INFECTIOUS DISEASE MITIGATION PROCEDURES

1.	Infectious Disease Actions and Mitigations

a)

Each contractor and their personnel shall adhere to applicable portions of CDC, FAA, aircraft manufacturer recommendations in addressing actions and mitigations related to infectious diseases. The Forest Service requires that companies review and update their personal protection policies and communicate and train employees on all aspects of the plan. This includes the following measures to protect themselves and others:

i)

Practice routine hand washing. Wash hands often with soap and water for at least 20 seconds, particularly after assisting anyone sick or touching potentially contaminated body fluids or surfaces; after coughing, sneezing, or blowing your nose; after using the restroom.

ii)

Use alcohol-based hand sanitizer (containing at least 60% alcohol) if soap and water are not available. Contractors should consider providing alcohol-based hand sanitizer to crews for their personal use.

iii)

If an employee becomes sick or has had a high-risk exposure to infectious diseases (COVID-19, Flu, H1N1, SARS, MERS, Etc.) immediately report those situations to the Contracting Officer Representative (COR) and Contracting Officer assigned to your USDA Forest Service contract.

b)

To reduce the risk of transfer of virus from an infected person to others via surfaces or inanimate objects on the aircraft, aircraft operators and ground handling personnel shall develop and implement a plan to disinfect aircraft prior to inspection, and during use. This plan should also include disinfecting after carrying an infected person. The plan needs to take into account the unusual features of the aircraft and cabin area. Considering that it may be difficult to identify an aircraft carrying an infected person, the focus should be on the assumption that all aircraft are periodically occupied by infected persons and therefore require routine and frequent disinfection in accordance with the contractor’s plan. Submit your plan to the CO within 10 days of implementation of this modification.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SCHEDULE C

ATTACHMENTS

If certain events occur (e.g. employee or government personnel with a fever, cough, or difficulty breathing) these individuals shall not be allowed on mission flights and need to contact their employer / supervisor to report their condition.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SECTION D

CONTRACT CLAUSES

D.1	52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es): www.acquisition.gov

D.2	CONTRACT TERMS AND CONDITIONS - COMMERCIAL ITEMS (52.212.4) (DEVIATION 2017-1) (OCT 2018)

(a) Inspection/Acceptance. The Contractor shall only tender for acceptance those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance. The Government may require repair or replacement of nonconforming supplies or re-performance of nonconforming services at no increase in contract price. If repair/replacement or re-performance will not correct the defects or is not possible, the government may seek an equitable price reduction or adequate consideration for acceptance of nonconforming supplies or services. The Government must exercise its post-acceptance rights —

(1) Within a reasonable time after the defect was discovered or should have been discovered; and

(2) Before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.

(b) Assignment. The Contractor or its assignee may assign its rights to receive payment due as a result of performance of this contract to a bank, trust company, or other financing institution, including any Federal lending agency in accordance with the Assignment of Claims Act (31 U.S.C.3727). However, when a third party makes payment (e.g., use of the Governmentwide commercial purchase card), the Contractor may not assign its rights to receive payment under this contract.

(c) Changes. Changes in the terms and conditions of this contract may be made only by written agreement of the parties.

(d) Disputes. This contract is subject to 41 U.S.C. chapter 71,Contract Disputes. Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be a dispute to be resolved in accordance with the clause at FAR 52.233-1, Disputes, which is incorporated herein by reference. The Contractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract.

(e) Definitions. The clause at FAR 52.202-1, Definitions, is incorporated herein by reference.

(f) Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SECTION D

CONTRACT CLAUSES

(g) Invoice.

(1) The Contractor shall submit an original invoice and three copies (or electronic invoice, if authorized) to the address designated in the contract to receive invoices. An invoice must include —

(i) Name and address of the Contractor;

(ii) Invoice date and number;

(iii) Contract number, line item number and, if applicable, the order number;

(iv) Description, quantity, unit of measure, unit price and extended price of the items delivered;

(v) Shipping number and date of shipment, including the bill of lading number and weight of shipment if shipped on Government bill of lading;

(vi) Terms of any discount for prompt payment offered;

(vii) Name and address of official to whom payment is to be sent;

(viii) Name, title, and phone number of person to notify in event of defective invoice; and

(ix) Taxpayer Identification Number (TIN). The Contractor shall include its TIN on the invoice only if required elsewhere in this contract.

(x) Electronic funds transfer (EFT) banking information.

(A) The Contractor shall include EFT banking information on the invoice only if required elsewhere in this contract.

(B) If EFT banking information is not required to be on the invoice, in order for the invoice to be a proper invoice, the Contractor shall have submitted correct EFT banking information in accordance with the applicable solicitation provision, contract clause (e.g., 52.232-33, Payment by Electronic Funds Transfer— System for Award Management, or 52.232-34, Payment by Electronic Funds Transfer—Other Than System for Award Management), or applicable agency procedures.

(C) EFT banking information is not required if the Government waived the requirement to pay by EFT.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SECTION D

CONTRACT CLAUSES

(2) Invoices will be handled in accordance with the Prompt Payment Act (31 U.S.C. 3903) and Office of Management and Budget (OMB) prompt payment regulations at 5 CFR part 1315.

(h) Patent indemnity. The Contractor shall indemnify the Government and its officers, employees and agents against liability, including costs, for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark or copyright, arising out of the performance of this contract, provided the Contractor is reasonably notified of such claims and proceedings.

(i) Payment.

(1) Items accepted. Payment shall be made for items accepted by the Government that have been delivered to the delivery destinations set forth in this contract.

(2) Prompt Payment. The Government will make payment in accordance with the Prompt Payment Act (31 U.S.C. 3903) and prompt payment regulations at 5 CFR Part 1315.

(3) Electronic Funds Transfer (EFT). If the Government makes payment by EFT, see 52.212-5(b) for the appropriate EFT clause.

(4) Discount. In connection with any discount offered for early payment, time shall be computed from the date of the invoice. For the purpose of computing the discount earned, payment shall be considered to have been made on the date which appears on the payment check or the specified payment date if an electronic funds transfer payment is made.

(5) Overpayments. If the Contractor becomes aware of a duplicate contract financing or invoice payment or that the Government has otherwise overpaid on a contract financing or invoice payment, the Contractor shall—

(i) Remit the overpayment amount to the payment office cited in the contract along with a description of the overpayment including the—

(A) Circumstances of the overpayment (e.g., duplicate payment, erroneous payment, liquidation errors, date(s) of overpayment);

(B) Affected contract number and delivery order number, if applicable; (C) Affected line item or subline item, if applicable; and (D) Contractor point of contact.

(ii) Provide a copy of the remittance and supporting documentation to the Contracting Officer.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SECTION D

CONTRACT CLAUSES

(6) Interest.

(i) All amounts that become payable by the Contractor to the Government under this contract shall bear simple interest from the date due until paid unless paid within 30 days of becoming due. The interest rate shall be the interest rate established by the Secretary of the Treasury as provided in 41 U.S.C. 7109, which is applicable to the period in which the amount becomes due, as provided in (i)(6)(v) of this clause, and then at the rate applicable for each six-month period at fixed by the Secretary until the amount is paid.

(ii) The Government may issue a demand for payment to the Contractor upon finding a debt is due under the contract.

(iii) Final decisions. The Contracting Officer will issue a final decision as required by 33.211 if—

(A) The Contracting Officer and the Contractor are unable to reach agreement on the existence or amount of a debt within 30 days;

(B) The Contractor fails to liquidate a debt previously demanded by the Contracting Officer within the timeline specified in the demand for payment unless the amounts were not repaid because the Contractor has requested an installment payment agreement; or

(C) The Contractor requests a deferment of collection on a debt previously demanded by the Contracting Officer (see 32.607-2).

(iv) If a demand for payment was previously issued for the debt, the demand for payment included in the final decision shall identify the same due date as the original demand for payment.

(v) Amounts shall be due at the earliest of the following dates:

(A) The date fixed under this contract.

(B) The date of the first written demand for payment, including any demand for payment resulting from a default termination.

(vi) The interest charge shall be computed for the actual number of calendar days involved beginning on the due date and ending on—

(A) The date on which the designated office receives payment from the Contractor;

(B) The date of issuance of a Government check to the Contractor from which an amount otherwise payable has been withheld as a credit against the contract debt; or

(C) The date on which an amount withheld and applied to the contract debt would otherwise have become payable to the Contractor.

(vii) The interest charge made under this clause may be reduced under the procedures prescribed in 32.608-2 of the Federal Acquisition Regulation in effect on the date of this contract.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SECTION D

CONTRACT CLAUSES

(j) Risk of loss. Unless the contract specifically provides otherwise, risk of loss or damage to the supplies provided under this contract shall remain with the Contractor until, and shall pass to the Government upon:

(1) Delivery of the supplies to a carrier, if transportation is f.o.b. origin; or

(2) Delivery of the supplies to the Government at the destination specified in the contract, if transportation is f.o.b. destination.

(k) Taxes. The contract price includes all applicable Federal, State, and local taxes and duties.

(l) Termination for the Government’s convenience. The Government reserves the right to terminate this contract, or any part hereof, for its sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work. Subject to the terms of this contract, the Contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges the Contractor can demonstrate to the satisfaction of the Government using its standard record keeping system, have resulted from the termination. The Contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the Contractor’s records. The Contractor shall not be paid for any work performed or costs incurred which reasonably could have been avoided.

(m) Termination for cause. The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurances of future performance. In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted, and the Contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is determined that the Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.

(n) Title. Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession.

(o) Warranty. The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract.

(p) Limitation of liability. Except as otherwise provided by an express warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items.

(q) Other compliances. The Contractor shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.

(r) Compliance with laws unique to Government contracts. The Contractor agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C. chapter 37, Contract Work Hours and Safety Standards; 41 U.S.C. chapter 87, Kickbacks; 10 U.S.C. 2409 relating to whistleblower protections; 49 U.S.C. 40118, Fly American; and 41 U.S.C. chapter 21 relating to procurement integrity.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SECTION D

CONTRACT CLAUSES

(s) Order of precedence. Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order:

(1) The schedule of supplies/services.

(2) The Assignments, Disputes, Payments, Invoice, Other Compliances, Compliance with Laws Unique to Government Contracts, and Unauthorized Obligations paragraphs of this clause.

(3) The clause at 52.212-5.

(4) Addenda to this solicitation or contract, including any license agreements for computer software.

(5) Solicitation provisions if this is a solicitation.

(6) Other paragraphs of this clause.

(7) The Standard Form 1449.

(8) Other documents, exhibits, and attachments.

(9) The specification.

(t) Reserved

(u) Unauthorized Obligations.

(1) Except as stated in paragraph (u)(2) of this clause, when any supply or service acquired under this contract is subject to any End Use License Agreement (EULA), Terms of Service (TOS), or similar legal instrument or agreement, that includes any clause requiring the Government to indemnify the Contractor or any person or entity for damages, costs, fees, or any other loss or liability that would create an Anti-Deficiency Act violation (31 U.S.C. 1341), the following shall govern:

(i) Any such clause is unenforceable against the Government.

(ii) Neither the Government nor any Government authorized end user shall be deemed to have agreed to such clause by virtue of it appearing in the EULA, TOS, or similar legal instrument or agreement. If the EULA, TOS, or similar legal instrument or agreement is invoked through an “I agree” click box or other comparable mechanism (e.g., “click-wrap” or “browse-wrap” agreements), execution does not bind the Government or any Government authorized end user to such clause.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SECTION D

CONTRACT CLAUSES

(iii) Any such clause is deemed to be stricken from the EULA, TOS, or similar legal instrument or agreement.

(2) Paragraph (u)(1) of this clause does not apply to indemnification by the Government that is expressly authorized by statute and specifically authorized under applicable agency regulations and procedures.

(v) Incorporation by reference. The Contractor’s representations and certifications, including those completed electronically via the System for Award Management (SAM), are incorporated by reference into the contract.

D.3	ADDENDUM TO 52.212-4 CONTRACT TERMS AND CONDITIONS—COMMERCIAL ITEMS (OCT 2018) CLAUSES INCORPORATED BY REFERENCE

52.204-4	Printed or Copied Double-Sided on Recycled Paper (MAY 2011)

52.204-19	Incorporation by Reference of Representations and Certifications (DEC 2014)

52.228-5	Insurance – Work on a Government Installation (JAN 1997)

52.245-1	Government Property (ALTERNATE I)(APR 2012)

52.245-9	Use and Charges (APR 2012)

52.212-4	Alternate 1—Contract Terms and Conditions—Commercial Items (OCT 2018) Applicable to CLIN 1.j only

D.4	CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS — COMMERCIAL ITEMS (52.212-5) (AUG 2020)

(a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

(1) 52.203-19, Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements (Jan 2017) (section 743 of Division E, Title VII, of the Consolidated and Further Continuing Appropriations Act 2015 (Pub. L. 113-235) and its successor provisions in subsequent appropriations acts (and as extended in continuing resolutions)).

(2) 52.204-23, Prohibition on Contracting for Hardware, Software, and Services Developed or Provided by Kaspersky Lab and Other Covered Entities (Jul 2018) (Section 1634 of Pub. L. 115-91).

(3) 52.204-25, Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment. (AUG 2020) (Section 889(a)(1)(A) of Pub. L. 115-232).

(4) 52.209-10, Prohibition on Contracting with Inverted Domestic Corporations (Nov 2015)

(5) 52.233-3, Protest After Award (AUG 1996) (31 U.S.C. 3553).

(6) 52.233-4, Applicable Law for Breach of Contract Claim (OCT 2004) (Public Laws 108-77, 108-78 (19 U.S.C. 3805 note)).

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SECTION D

CONTRACT CLAUSES

(b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the contracting officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

☒ (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (June 2020), with Alternate I (Oct 1995) (41 U.S.C. 4704 and 10 U.S.C. 2402).

☐ (2) 52.203-13, Contractor Code of Business Ethics and Conduct (Jun 2020) (41 U.S.C. 3509).

☐ (3) 52.203-15, Whistleblower Protections under the American Recovery and Reinvestment Act of 2009 (Jun 2010) (Section 1553 of Pub L. 111-5) (Applies to contracts funded by the American Recovery and Reinvestment Act of 2009).

☒ (4) 52.204-10, Reporting Executive Compensation and First-Tier Subcontract Awards (Jun 2020) (Pub. L. 109-282) (31 U.S.C. 6101 note).

☐ (5) [Reserved]

☒ (6) 52.204-14, Service Contract Reporting Requirements (Oct 2016) (Pub. L. 111-117, section 743 of Div. C).

☐ (7) 52.204-15, Service Contract Reporting Requirements for Indefinite-Delivery Contracts (Oct 2016) (Pub. L. 111-117, section 743 of Div. C).

☒ (8) 52.209-6, Protecting the Government’s Interest When Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment (Jun 2020) (31 U.S.C. 6101 note).

☒ (9) 52.209-9, Updates of Publicly Available Information Regarding Responsibility Matters (Oct 2018) (41 U.S.C. 2313).

☐ (10) [Reserved]

☐ (11) (i) 52.219-3, Notice of HUBZone Set-Aside or Sole-Source Award (Mar 2020) (15 U.S.C. 657a).

☐ (ii) Alternate I (Mar 2020) of 52.219-3.

☐ (12) (i) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (Mar 2020) (if the offeror elects to waive the preference, it shall so indicate in its offer)(15 U.S.C. 657a).

☐ (ii) Alternate I (Mar 2020) of 52.219-4.

☐ (13) [Reserved]

☒ (14) (i) 52.219-6, Notice of Total Small Business Aside (Mar 2020) (15 U.S.C. 644).

☐ (ii) Alternate I (Mar 2020).

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SECTION D

CONTRACT CLAUSES

☐ (iii) Alternate II (Mar 2020).

☐ (15) (i) 52.219-7, Notice of Partial Small Business Set-Aside (Mar 2020) (15 U.S.C. 644).

☐ (ii) Alternate I (Mar 2020) of 52.219-7.

☐ (iii) Alternate II (Mar 2004) of 52.219-7.

☒ (16) 52.219-8, Utilization of Small Business Concerns (Oct 2018) (15 U.S.C. 637(d)(2) and (3)).

☐ (17) (i) 52.219-9, Small Business Subcontracting Plan (Mar 2020) (15 U.S.C. 637 (d)(4)).

☐ (ii) Alternate I (Nov 2016) of 52.219-9.

☐ (iii) Alternate II (Nov 2016) of 52.219-9.

☐ (iv) Alternate III (Jun 2020) of 52.219-9.

☐ (v) Alternate IV (Jun 2020) of 52.219-9.

☐ (18) 52.219-13, Notice of Set-Aside of Orders (Mar 2020) (15 U.S.C. 644(r)).

☒ (19) 52.219-14, Limitations on Subcontracting (Mar 2020) (15 U.S.C. 637(a)(14)).

☐ (20) 52.219-16, Liquidated Damages—Subcontracting Plan (Jan 1999) (15 U.S.C. 637(d)(4)(F)(i)).

☐ (21) 52.219-27, Notice of Service-Disabled Veteran-Owned Small Business Set-Aside (Mar 2020) (15 U.S.C. 657f).

☒ (22) 52.219-28, Post Award Small Business Program Rerepresentation (Mar 2020) (15 U.S.C. 632(a)(2)).

(ii) Alternate I (MAR 2020) of 52.219-28

☐ (23) 52.219-29, Notice of Set-Aside for, or Sole Source Award to, Economically Disadvantaged Women-Owned Small Business Concerns (Mar 2020) (15 U.S.C. 637(m)).

☐ (24) 52.219-30, Notice of Set-Aside for, or Sole Source Award to, Women-Owned Small Business Concerns Eligible Under the Women-Owned Small Business Program (Mar 2020) (15 U.S.C. 637(m)).

☐ (25) 52.219-32, Orders Issued Directly Under Small Business Reserves (Mar 2020) (15 U.S.C. 644(r)).

☐ (26) 52.219-33, Nonmanufacturer Rule (Mar 2020) (15 U.S.C. 637(a)(17))

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SECTION D

CONTRACT CLAUSES

☒ (27) 52.222-3, Convict Labor (June 2003) (E.O. 11755).

☐ (28) 52.222-19, Child Labor—Cooperation with Authorities and Remedies (Jan 2020) (E.O. 13126).

☒ (29) 52.222-21, Prohibition of Segregated Facilities (Apr 2015).

☒ (30) (i) 52.222-26, Equal Opportunity (Sep 2016) (E.O. 11246).

☐ (ii) Alternate I (Feb 1999) of 52.222-26.

☒ (31) (i) 52.222-35, Equal Opportunity for Veterans (Oct 2015) (38 U.S.C. 4212).

☐ (ii) Alternate I (Jun 2020) of 52.222-35.

☒ (32) (i) 52.222-36, Equal Opportunity for Workers with Disabilities (Jul 2014) (29 U.S.C. 793).

☐ (ii) Alternate I (July 2014) of 52.222-36.

☒ (33) 52.222-37, Employment Reports on Veterans (Jun 2020) (38 U.S.C. 4212).

☒ (34) 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (Dec 2010) (E.O. 13496).

☒ (35) (i) 52.222-50, Combating Trafficking in Persons (JAN 2019)

☐ (ii) Alternate I (Mar 2015) of 52.222-50, (22 U.S.C. chapter 78 and E.O. 13627).

☒ (36) 52.222-54, Employment Eligibility Verification (Oct 2015). (E. O. 12989). (Not applicable to the acquisition of commercially available off-the-shelf items or certain other types of commercial items as prescribed in 22.1803.)

☐ (37) (i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Items (May 2008) (42 U.S.C. 6962(c)(3)(A)(ii)). (Not applicable to the acquisition of commercially available off-the-shelf items.)

☐ (ii) Alternate I (May 2008) of 52.223-9 (42 U.S.C. 6962(i)(2)(C)). (Not applicable to the acquisition of commercially available off-the-shelf items.)

☒ (38) 52.223-11, Ozone-Depleting Substances and High Global Warming Potential Hydrofluorocarbons (Jun 2016) (E.O.13693).

☐ (39) 52.223-12, Maintenance, Service, Repair, or Disposal of Refrigeration Equipment and Air Conditioners (Jun 2016) (E.O. 13693).

☐ (40) (i) 52.223-13, Acquisition of EPEAT® -Registered Imaging Equipment (Jun 2014) (E.O.s 13423 and 13514

☐ (ii) Alternate I (Oct 2015) of 52.223-13.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SECTION D

CONTRACT CLAUSES

☐ (41) (i) 52.223-14, Acquisition of EPEAT® -Registered Television (Jun 2014) (E.O.s 13423 and 13514).

☐ (ii) Alternate I (Jun 2014) of 52.223-14.

☐ (42) 52.223-15, Energy Efficiency in Energy-Consuming Products (Dec 2007) (42 U.S.C. 8259b).

☐ (43) (i) 52.223-16, Acquisition of EPEAT® -Registered Personal Computer Products (Oct 2015) (E.O.s 13423 and 13514).

☐ (ii) Alternate I (Jun 2014) of 52.223-16.

☒ (44) 52.223-18, Encouraging Contractor Policies to Ban Text Messaging while Driving (Jun 2020) (E.O. 13513).

☐ (45) 52.223-20, Aerosols (Jun 2016) (E.O. 13693).

☐ (46) 52.223-21, Foams (Jun 2016) (E.O. 13696).

☐ (47) (i) 52.224-3, Privacy Training (Jan 2017) (5 U.S.C. 552a).

☐ (ii) Alternate I (Jan 2017) of 52.224-3.

☐ (48) 52.225-1, Buy American—Supplies (May 2014) (41 U.S.C. chapter 83).

☐ (49) (i) 52.225-3, Buy American—Free Trade Agreements—Israeli Trade Act (May 2014) (41 U.S.C. chapter 83, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note, 19 U.S.C. 3805 note, 19 U.S.C. 4001 note, Pub. L. 103-182, 108-77, 108-78, 108-286, 108-302, 109-53, 109-169, 109-283, 110-138, 112-41, 112-42, and 112-43).

☐ (ii) Alternate I (May 2014) of 52.225-3.

☐ (iii) Alternate II (May 2014) of 52.225-3.

☐ (iv) Alternate III (May 2014) of 52.225-3.

☐ (50) 52.225-5, Trade Agreements (OCT 2019) (19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).

☒ (51) 52.225-13, Restrictions on Certain Foreign Purchases (June 2008) (E.O.’s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).

☐ (52) 52.225-26, Contractors Performing Private Security Functions Outside the United States (Oct 2016) (Section 862, as amended, of the National Defense Authorization Act for Fiscal Year 2008; 10 U.S.C. 2302 Note).

☐ (53) 52.226-4, Notice of Disaster or Emergency Area Set-Aside (Nov 2007) (42 U.S.C. 5150).

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SECTION D

CONTRACT CLAUSES

☐ (54) 52.226-5, Restrictions on Subcontracting Outside Disaster or Emergency Area (Nov 2007) (42 U.S.C. 5150).

☐ (55) 52.229-12, Tax on Certain Foreign Procurements (JUN 2020)

☐ (56) 52.232-29, Terms for Financing of Purchases of Commercial Items (Feb 2002) (41 U.S.C. 4505), 10 U.S.C. 2307(f)).

☐ (57) 52.232-30, Installment Payments for Commercial Items (Jan 2017) (41 U.S.C. 4505, 10 U.S.C. 2307(f)).

☒ (58) 52.232-33, Payment by Electronic Funds Transfer—System for Award Management (Oct 2018) (31 U.S.C. 3332).

☐ (59) 52.232-34, Payment by Electronic Funds Transfer—Other Than System for Award Management (Jul 2013) (31 U.S.C. 3332).

☐ (60) 52.232-36, Payment by Third Party (May 2014) (31 U.S.C. 3332).

☐ (61) 52.239-1, Privacy or Security Safeguards (Aug 1996) (5 U.S.C. 552a).

☐ (62) 52.242-5, Payments to Small Business Subcontractors (Jan 2017) (15 U.S.C. 637(d)(12)).

☐ (63) (i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. Appx 1241(b) and 10 U.S.C. 2631).

☐ (ii) Alternate I (Apr 2003) of 52.247-64.

☐ (iii) Alternate II (Feb 2006) of 52.247-64.

(c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items:

☒ (1) 52.222-41, Service Contract Labor Standards (Aug 2018) (41 U.S.C. chapter 67.).

☐ (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (May 2014) (29 U.S.C. 206 and 41 U.S.C. chapter 67).

☒ (3) 52.222-43, Fair Labor Standards Act and Service Contract Labor Standards — Price Adjustment (Multiple Year and Option Contracts) (Aug 2018) (29 U.S.C.206 and 41 U.S.C. chapter 67).

☒ (4) 52.222-44, Fair Labor Standards Act and Service Contract Labor Standards — Price Adjustment (May 2014) (29 U.S.C. 206 and 41 U.S.C. chapter 67).

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SECTION D

CONTRACT CLAUSES

☐ (5) 52.222-51, Exemption from Application of the Service Contract Labor Standards to Contracts for Maintenance, Calibration, or Repair of Certain Equipment—Requirements (May 2014) (41 U.S.C. chapter 67).

☐ (6) 52.222-53, Exemption from Application of the Service Contract Labor Standards to Contracts for Certain Services—Requirements (May 2014) (41 U.S.C. chapter 67).

☒ (7) 52.222-55, Minimum Wages Under Executive Order 13658 (Dec 2015) (E.O. 13658).

☒ (8) 52.222-62, Paid Sick Leave Under Executive Order 13706 (JAN 2017) (E.O. 13706).

☐ (9) 52.226-6, Promoting Excess Food Donation to Nonprofit Organizations. (Jun 2020) (42 U.S.C. 1792).

(d) Comptroller General Examination of Record The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records — Negotiation.

(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor’s directly pertinent records involving transactions related to this contract.

(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e)

(1) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c) and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in this paragraph (e)(1) in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause—

(i) 52.203-13, Contractor Code of Business Ethics and Conduct (JUN 2020) (41 U.S.C. 3509).

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SECTION D

CONTRACT CLAUSES

(ii) 52.203-19, Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements (Jan 2017) (section 743 of Division E, Title VII, of the Consolidated and Further Continuing Appropriations Act, 2015 (Pub. L. 113-235) and its successor provisions in subsequent appropriations acts (and as extended in continuing resolutions)).

(iii) 52.204-23, Prohibition on Contracting for Hardware, Software, and Services Developed or Provided by Kaspersky Lab and Other Covered Entities (JUL 2018) (Section 1634 of Pub. L. 115-91).

(iv) 52.204-25, Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment. (AUG 2020) (Section 889(a)(1)(A) of Pub. L. 115-232).

(v) 52.219-8, Utilization of Small Business Concerns (OCT 2018) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds the applicable threshold specified in FAR 19.702(a) on the date of subcontract award, the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(vi) 52.222-21, Prohibition of Segregated Facilities (APR 2015).

(vii) 52.222-26, Equal Opportunity (SEP 2015) (E.O.11246).

(viii) 52.222-35, Equal Opportunity for Veterans (JUN 2020) (38 U.S.C. 4212).

(ix) 52.222-36, Equal Opportunity for Workers with Disabilities (JUN 2020) (29 U.S.C. 793).

(x) 52.222-37, Employment Reports on Veterans (JUN 2020) (38 U.S.C. 4212).

(xi) 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (DEC 2010) (E.O. 13496). Flow down required in accordance with paragraph (f) of FAR clause 52.222-40.

(xii) 52.222-41, Service Contract Labor Standards (Aug2018) (41 U.S.C. chapter 67).

(xiii)

(A) 52.222-50, Combating Trafficking in Persons (JAN 2019) (22 U.S.C. chapter 78 and E.O 13627).

(B) Alternate I (Mar2015) of 52.222-50 (22 U.S.C. chapter 78 and E.O. 13627).

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SECTION D

CONTRACT CLAUSES

(xiv) 52.222-51, Exemption from Application of the Service Contract Labor Standards to Contracts for Maintenance, Calibration, or Repair of Certain Equipment-Requirements (May2014) (41 U.S.C. chapter 67).

(xv) 52.222-53, Exemption from Application of the Service Contract Labor Standards to Contracts for Certain Services-Requirements (MAY2014) (41 U.S.C. chapter 67).

(xvi) 52.222-54, Employment Eligibility Verification (OCT 2015) (E.O. 12989).

(xvii) 52.222-55, Minimum Wages Under Executive Order 13658 (DEC 2015).

(xviii) 52.222-62, Paid Sick Leave Under Executive Order 13706 (JAN 2017) (E.O. 13706).

(xix)

(A) 52.224-3, Privacy Training (Jan 2017) (5 U.S.C. 552a).

(B) Alternate I (JAN 2017) of 52.224-3.

(xx) 52.225-26, Contractors Performing Private Security Functions Outside the United States (OCT 2016) (Section 862, as amended, of the National Defense Authorization Act for Fiscal Year 2008; 10 U.S.C. 2302 Note).

(xxi) 52.226-6, Promoting Excess Food Donation to Nonprofit Organizations (JUN 2020) (42 U.S.C. 1792). Flow down required in accordance with paragraph (e) of FAR clause 52.226-6.

(xxii) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (FEB 2006) (46 U.S.C. Appx. 1241(b) and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.

(2)	While not required, the Contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

D.5	STATEMENT OF EQUIVALENT RATES FOR FEDERAL HIRES (FAR 52.222-42) (MAY 2014)

In compliance with the Service Contract Labor Standards statute and the regulations of the Secretary of Labor (29 CFR part 4), this clause identifies the classes of service employees expected to be employed under the contract and states the wages and fringe benefits payable to each if they were employed by the contracting agency subject to the provisions of 5 U.S.C. 5341 or 5332.

This statement is for information only: It is not a wage determination.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SECTION D

CONTRACT CLAUSES

Employee	Class	Wage
Aircraft Pilot	GS-11	$28.36
Aircraft Mechanic—III	GS-12	$34.03
Aircraft Mechanic—II	GS-11	$28.09

D.6	AVAILABILITY OF FUNDS (FAR 52.232-18) (APR 1984)

Funds are not presently available for this contract. The Government’s obligation under this contract is contingent upon the availability of appropriated funds from which payment for contract purposes can be made. No legal liability on the part of the Government for any payment may arise until funds are made available to the Contracting Officer for this contract and until the Contractor receives notice of such availability, to be confirmed in writing by the Contracting Officer.

D.7	PROPERTY AND PERSONAL DAMAGE

(a) The Contractor shall use every precaution necessary to prevent damage to public and private property.

(b) The Contractor shall be responsible for all damage to property and to persons, including third parties that occur as a result of his or his agents or employee’s fault or negligence. The term “third parties” is construed to include employees of the Government.

(c) The Contractor shall procure and maintain during the term of this agreement, and any extension thereof, aircraft and General Public Liability Insurance in accordance with 14 CFR 205. The parties named insured under the policy or policies shall be the CONTRACTOR and THE UNITED STATES OF AMERICA.

(d) The Contractor may be otherwise insured by a combination of primary and excess policies. Such policies shall have combined coverage equal to or greater than the combined minimums required.

(e) Policies containing exclusions for chemical damage or damage incidental to the use of equipment and supplies furnished under this agreement, or growing out of direct performance of the agreement, will not be acceptable. The chemical damage coverage may be limited to chemicals dispensed while performing firefighting activities.

(f) Prior to the commencement of work, the Contractor shall provide the CO with one copy of the insurance policy, or confirmation from the insurance company, certifying that the coverage described in this clause has been obtained.

D.8	NOTICE OF CONTRACTOR PERFORMANCE ASSESSMENT REPORTING SYSTEM (JULY 2010)

(a) The US Forest Service has implemented the Contractor Performance Assessment Reporting System (CPARS) for reporting all past performance information. One or more past performance evaluations will be conducted in order to record your contract performance as required by FAR 42.15.

(b) The past performance evaluation process is a totally paperless process using CPARS. CPARS is a web-based system that allows for electronic processing of the performance evaluation report. Once the report is processed, it is available in the Past Performance

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SECTION D

CONTRACT CLAUSES

Information Retrieval System (PPIRS) for Government use in evaluating past performance as part of a source selection action.

(c) We request that you furnish the Contracting Officer with the name, position title, phone number, and email address for each person designated to have access to your firm’s past performance evaluation(s) for the contract no later than 60 days after award. Each person granted access will have the ability to provide comments in the Contractor portion of the report and state whether or not the Contractor agrees with the evaluation, before returning the report to the Assessing Official. The report information must be protected as source selection sensitive information not releasable to the public.

(d) When your Contractor Representative(s) (Past Performance Points of Contact) are registered in CPARS, they will receive an automatically-generated email with detailed login instructions. Further details, systems requirements, and training information for CPARS are available at http://www.cpars.csd.disa.mil/. The CPARS User Manual, registration for On Line Training for Contractor Representatives, and a practice application may be found at this site.

(e) Within 60 days after the end of a performance period, the Contracting Officer will complete an interim or final past performance evaluation and the report will be accessible at http://www.cpars.csd.disa.mil/. Contractor Representatives may then provide comments in response to the evaluation, or return the evaluation without comment.

Comments are limited to the space provided in Block 22. Your comments should focus on objective facts in the Assessing Official’s narrative and should provide your views on the causes and ramifications of the assessed performance. In addition to the ratings and supporting narratives, blocks 1 – 17 should be reviewed for accuracy, as these include key fields that will be used by the Government to identify your firm in future source selection actions.

If you elect not to provide comments, please acknowledge receipt of the evaluation by indicating “No comment” in Block 22, and then signing and dating Block 23 of the form. Without a statement in Block 22, you will be unable to sign and submit the evaluation back to the Government. If you do not sign and submit the CPAR within 60 days, it will automatically be returned to the Government and will be annotated: “The report was delivered/received by the contractor on (date). The contractor neither signed nor offered comment in response to this assessment.” Your response is due within 60 calendar days after receipt of the CPAR.

(f)	The following guidelines apply concerning your use of the past performance evaluation:

(1) Protect the evaluation as “source selection information.” After review, transmit the evaluation by completing and submitting the form through CPARS. If for some reason you are unable to view and/or submit the form through CPARS, contact the Contracting Officer for instructions.

(2) Strictly control access to the evaluation within your organization. Ensure the evaluation is never released to persons or entities outside of your control.

(3) Prohibit the use of or reference to evaluation data for advertising, promotional material, pre-award surveys, responsibility determinations, production readiness reviews, or other similar purposes.

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SECTION D

CONTRACT CLAUSES

(g) If you wish to discuss a past performance evaluation, you should request a meeting in writing to the Contracting Officer no later than seven days following your receipt of the evaluation. The meeting will be held in person or via telephone or other means during your 60 day review period.

(h) A copy of the completed past performance evaluation will be available in CPARS for your viewing and for Government use supporting source selection actions after it has been finalized.

D.9	INSPECTION AND ACCEPTANCE (AGAR 452.246-70) (FEB 1988)

The Contracting Officer or the Contracting Officer’s duly authorized representative will inspect and accept the supplies and/or services to be provided under this contract.

D.10	POST AWARD CONFERENCE (AGAR 452.215-73) (NOV 1996)

A post award conference with the successful offeror is required. It will be scheduled within 14 days after the date of contract award. The conference will be held at the Contractor’s facility or other locations acceptable to both parties.

D.11	AFFIRMATIVE PROCUREMENT OF BIO BASED PRODUCTS UNDER SERVICE AND CONSTRUCTION CONTRACT (FAR 52.223-2) (SEPT 2013)

(a) In the performance of this contract, the contractor shall make maximum use of bio based products that are United States Department of Agriculture (USDA)-designated items unless—

(1) The product cannot be acquired—

(i) Competitively within a time frame providing for compliance with the contract performance schedule;

(ii) Meeting contract performance requirements; or

(iii) At a reasonable price.

(2) The product is to be used in an application covered by a USDA categorical exemption (see 7 CFR 3201.3(e)). For example, all USDA-designated items are exempt from the preferred procurement requirement for the following:

(i) Spacecraft system and launch support equipment.

(ii) Military equipment, i.e., a product or system designed or procured for combat or combat-related missions.

(b) Information about this requirement and these products is available at http://www.biopreferred.gov.

(c) In the performance of this contract, the Contractor shall—

(1) Report to http://www.sam.gov, with a copy to the Contracting Officer, on the product types and dollar value of any USDA-designated biobased products purchased by the Contractor during the previous Government fiscal year, between October 1 and September 30; and

Solicitation No. 12024B20Q9102	U.S. Forest Service
Region 1 ATGS CWN Light Fixed Wing Aircraft	National Office

SECTION D

CONTRACT CLAUSES

(2) Submit this report no later than—

(i) October 31 of each year during contract performance; and

(ii) At the end of contract performance.

D.12	CONTRACTOR AUTHORIZED SIGNATURES

Contractor is to submit names, positions and contact information of all company individuals who are legally authorized to bind the company and sign contractual documents. Contractor is also required to advise and update the Contracting Officer whenever there are changes in these authorized individuals.

Cathrine Cooper	Contract Manager	575-749-5312
Name	Position/Title	Phone

c.cooper@bridgeraerospace.com Email

Darren Wilkins	Chief Operating Officer	360-929-5538
Name	Position/Title	Phone

d.wilkins@bridgeraerospace.com Email

D.13	OPTION TO EXTEND SERVICES (FAR 52.217-8) (NOV 1999)

The Government may require continued performance of any services within the limits and at the rates specified in the contract. These rates may be adjusted only as a result of revisions to prevailing labor rates provided by the Secretary of Labor. The option provision may be exercised more than once, but the total extension of performance hereunder shall not exceed 6 months. The Contracting Officer may exercise the option by written notice to the Contractor within 20 Days.

D.14	YEARLY PRICE ADJUSTMENT AGREEMENTS

At time of yearly renewal the contractor may request a rate adjustment for the daily availability and or optional use rate. The proposed rates will be evaluated by the Contracting Officer before approval.

D.15	RESERVED